                               GLOBAL INCOME FUND

              5,585,010 RIGHTS FOR 1,396,252 SHARES OF COMMON STOCK

Global Income Fund, Inc. (the "Fund") is issuing non-transferable rights (the "Rights") to its holders of common stock (the "Shares"). You will receive one Right for each outstanding Share of the Fund you own on May 21, 2004 (the "Record Date"). These Rights entitle you to buy new Shares of the Fund. For every four Rights that you receive, you can buy one new Share of the Fund, plus, in certain circumstances, additional new Shares pursuant to an over-subscription privilege. The new Shares issued in this Offer also will trade under the symbol GIF.

The Rights offering (the "Offer") seeks to reward existing Fund shareholders by giving them the opportunity to purchase additional Shares at a price below both market and net asset value (the "NAV") without paying any commissions. The purchase price per Share (the "Purchase Price") will be 95% of the lower of (a) the Fund's NAV per Share or (b) the market price per Share. For this purpose, the NAV per Share will be determined as of June 22, 2004 (the "Pricing Date"), and the market price per Share will be the average of the volume-weighted average sales price of a Share on the American Stock Exchange (the "AMEX") (symbol GIF) on the Pricing Date and the four preceding trading days. As of May 11, 2004, the NAV per Share was $4.85 and the average of the volume-weighted average sales prices of a Share on the AMEX on May 11, 2004 and the four preceding trading days was $4.49. The Estimated Purchase Price is $4.27 per Share. The Fund may increase the number of Shares subject to subscription through the Over-Subscription Privilege, discussed below, by up to 25%, or up to an additional 349,063 Shares, for an aggregate total of 1,745,315 Shares. The Offer will expire at 5:00 p.m., New York City time, on June 21, 2004 (the "Expiration Date"), unless the Offer is extended as described in this Prospectus.

The primary investment objective of the Fund is to provide for its shareholders a high level of income, with capital appreciation as a secondary objective. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). An investment in the Fund is not appropriate for all investors. There is no assurance that the Fund's investment objectives will be achieved. For a discussion of certain risk factors and special considerations with respect to owning Shares of the Fund, see "Risk Factors and Special Considerations" on page 12 of this Prospectus. CEF Advisers, Inc. (the "Investment Manager") serves as investment manager to the Fund. The Fund's address is 11 Hanover Square, New York, NY 10005 and its telephone number is 1-212-344-6310.

                                                     Per Share     Total
    -------------------------------------------------------------------------
    ESTIMATED PURCHASE PRICE                         $4.27         $5,961,996
    -------------------------------------------------------------------------
    SALES LOAD                                       None          None
    -------------------------------------------------------------------------
    PROCEEDS, BEFORE EXPENSES, TO THE FUND (1)       $4.27         $5,961,996
    -------------------------------------------------------------------------

(1) Estimated based on an Estimated Purchase Price per Share of 95% of the lower of (a) the NAV per Share of the Fund's Shares on May 11, 2004 or (b) the average of the volume-weighted average sales prices of a Share on the AMEX on May 11, 2004 and the four preceding trading days. Total offering expenses are estimated to be $170,000. Should the Fund increase the number of Shares subject to subscription through the Over-Subscription Privilege by up to 25%, or up to an additional 349,063 Shares, for an aggregate total of 1,745,315 Shares, the proceeds, before expenses, to the Fund will be $7,452,495.

                  The date of this Prospectus is May 12, 2004.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this
 Prospectus is truthful or complete. Any representation to the contrary is a crime.

     . Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights.
     . As a result of the Offer you will experience dilution of the aggregate NAV of your Shares because the Fund's NAV per Share will be above the Purchase Price on the Expiration Date.
     . The Fund cannot state precisely the extent of any dilution at this time because the Fund does not know what the NAV per Share will be when the Offer expires or what proportion of the Rights will be exercised.
     . The Investment Manager and its affiliates (the "Affiliated Parties") may also purchase new Shares through the Offer on the same terms as other shareholders to the extent any Affiliated Party is a shareholder of the Fund.

This Prospectus contains information you should know before exercising your Rights, including information about risks. Please read it before you invest and keep it for future reference. A Statement of Additional Information, dated May 12, 2004 (the "SAI"), containing information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. The table of contents of the SAI appears on page 25 of this Prospectus. A copy of the SAI may be obtained by calling N.S. Taylor & Associates, Inc., the Information Agent at 1-866-470-4100 or at the SEC's website (http://www.sec.gov). The SAI will be sent within two business days of receipt of a request.

       Shareholder inquiries should be directed to the Information Agent, N.S. Taylor & Associates, Inc., at 1-866-470-4100.

                        --------------------------------


                           IMPORTANT DATES TO REMEMBER

       EVENT                                      DATE
       -----                                      ----
       Record Date .............................  May 21, 2004
       Offering Period .........................  May 12, 2004 to June 21, 2004*
       Expiration Date of the Offer ............  June 21, 2004*
       Pricing Date ............................  June 22, 2004*
       Payment for Guarantees of Delivery Due ..  June 24, 2004*
       Confirmation Date .......................  June 26, 2004*
       Final Payment for Shares ................  July 12, 2004*

       *Unless extended.

                                TABLE OF CONTENTS

Prospectus Summary .........................................................   1
Fund Expenses ..............................................................   5
Financial Highlights .......................................................   6
The Offer ..................................................................   6
Use of Proceeds ............................................................  12
Investment Objectives and Policies .........................................  12
Risk Factors and Special Considerations ....................................  12
The Fund's Investment Program ..............................................  15
Management of the Fund .....................................................  19
Dividends and Other Distributions ..........................................  19
Taxation ...................................................................  21
Capital Stock ..............................................................  22
Anti-takeover Provisions of the Governing Documents ........................  22
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar .........  23
Legal Matters ..............................................................  23
Experts ....................................................................  24
Further Information ........................................................  24
Table of Contents of Statement of Additional Information ...................  25

                               PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors which can be found on page 12, under the heading "Risk Factors and Special Considerations."

PURPOSES OF THE OFFER

The Offer seeks to reward existing Fund shareholders by giving them the opportunity to purchase additional Shares at a price below both market and NAV without paying any commissions.

The Board of Directors of the Fund ("Board") has determined that (i) it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and increase the number of issuers in its portfolio, and (ii) the potential benefits of the Offer to the Fund and its shareholders will outweigh the dilution to shareholders who do not exercise all their Rights. The Rights Committee of the Board recommended to the Board, and the Board approved, the Offer. The Rights Committee of the Board consists of the three Directors who are not "interested persons" of the Fund under the 1940 Act ("Independent Directors"). See "Officers and Directors" in the SAI.

In reaching a decision to approve the Offer, the Board was advised by the Investment Manager regarding the investment of proceeds of the Offer in potential investment opportunities offering the Fund a potentially high level of income and capital appreciation without having to liquidate current holdings and to what extent the Fund may take advantage of these opportunities. The Board also considered the potential benefits of increasing the size of the Fund in order to lower the Fund's expenses as a percentage of average net assets. The Investment Manager also advised the Board of its belief that increasing the total assets of the Fund may permit the Fund to obtain better execution prices for certain portfolio transactions.

Based on information provided by the Investment Manager, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. There can be no assurance, however, that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board also believes that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's Shares on the AMEX.

The Fund may, in the future and at its discretion, choose to make other rights offerings to raise funds for specific purposes on a non-routine basis for a number of Shares and on terms which may or may no be similar to the Offer.

IMPORTANT TERMS OF THE OFFER

     Total number of Shares available for primary subscription .....  1,396,252 Shares
     Number of Rights you will receive for each outstanding
        Share you own on the Record Date ...........................  1 Right for 1 Share
     Number of Shares you may purchase with your
        Rights at the Purchase Price per Share* ....................  1 Share for every 4 Rights
     Purchase Price ................................................  95% of the lower of (a) the NAV per Share or
                                                                      (b) the market price per Share**

* Those exercising all their Rights may buy additional new Shares pursuant to an over-subscription privilege in certain circumstances.

** For this purpose, NAV per Share will be determined as of the Pricing Date, and the market price per Share will be the average of the volume-weighted average sales price of a Share on the AMEX on the Pricing Date and the four preceding trading days.

                        --------------------------------

         Shareholders with inquiries should call the Information Agent,
            N.S. Taylor & Associates, Inc., toll-free 1-866-470-4100
                                     or the
             Investment Manager CEF Advisers, Inc. at 1-212-344-6310

                        --------------------------------

ADDITIONAL TERMS OF THE OFFER

The Fund is issuing Rights to its shareholders of record ("Record Date Shareholders") as of the close of business on the Record Date. Holders of the Rights may subscribe for an aggregate of 1,745,315 Shares, par value $0.01 per Share, which includes additional Shares that may become available through the Over-Subscription Privilege discussed below. Each Record Date Shareholder is being issued one Right for every one whole Share owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Purchase Price one Share for every four Rights held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, new Shares may be purchased only pursuant to the exercise of Rights in integral multiples of four. Rights may be exercised at any time during the offering period (the "Offering Period"), which commences on May 12, 2004 and ends at 5:00 p.m., New York City time, on June 21, 2004 (the "Expiration

Date"), unless extended by the Fund until 5:00 p.m., New York City time, to a date no later than July 9, 2004. The right to acquire one Share for every four Rights held during the Offering Period at the Purchase Price is defined as the "Primary Subscription" and the Shares offered in the Primary Subscription are defined as the Primary Subscription Shares. The Rights will not be listed for trading on the AMEX or any other exchange. Record Date Shareholders, where the context requires, also include beneficial owners for whom Cede & Co. ("Cede"), nominee for The Depository Trust Company, or any other depository or nominee is the holder of record for Shares. In the case of Shares held of record by Cede or any other depository or nominee, beneficial owners for whom Cede or any other depository or nominee is the holder of record will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf, including for purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer. Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date Shareholders or their nominees.

Dividends, if any, are expected to be paid on Shares acquired in the Offer in September 2004.

OVER-SUBSCRIPTION PRIVILEGE

Those who exercise all their Rights in the Primary Subscription, minus any un-exercisable Rights related to owning less than four shares, may request to buy the Primary Subscription Shares not bought by other Rights holders. Fractional Shares will be ignored in determining whether a Shareholder has fully exercised his or her Rights. If enough Primary Subscription Shares are available, all requests will be honored in full. To satisfy requests, the Fund may, in its sole discretion, issue more Shares in an amount up to 25% of the Primary Subscription Shares (the "Secondary Subscription Shares"). Primary Subscription Shares not bought in the Primary Subscription, together with all Secondary Subscription Shares, are called "Excess Shares." The entitlement to buy Excess Shares is called the "Over-Subscription Privilege." Over-Subscription Privilege requests are subject to allotment, which is more fully discussed under "The Offer - Over-Subscription Privilege."

METHOD FOR EXERCISING RIGHTS

         If your Shares are held with a broker, bank or trust company

         Contact your broker, bank, trust company, or other financial institution or nominee (an "Intermediary"), which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery"). The Notice of Guaranteed Delivery must be received by the Expiration Date. A properly completed and executed Subscription Certificate, together with payment of the Estimated Purchase Price of $4.27 per Share, must be received by American Stock Transfer & Trust Company (the "Subscription Agent") by the close of business on the third business day after the Expiration Date which is, June 24, 2004 unless the Offer is extended) or the Subscription Agent will not honor a Notice of Guaranteed Delivery. Final payment of the actual Purchase Price per Share must be received by the Subscription Agent within 10 business days of June 25, 2004 (the "Confirmation Date"), or July 12, 2004.

         If your Shares are held in certificate form or by the Fund's transfer agent, American Stock Transfer & Trust Company

         Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment of the Estimated Purchase Price of $4.27 per Share, to the Subscription Agent at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment in good funds must be received prior to 5:00 p.m. New York City time on the Expiration Date. Final payment of the actual Purchase Price per Share must be received by the Subscription Agent within 10 business days after the Confirmation Date. You may pay by personal check, money order, certified check or bank cashier's check. If you choose to pay by personal check, you will need to deliver your check to the Subscription Agent not less than five business days before the Expiration Date because your check must clear before the Expiration Date.

Because the Expiration Date is prior to the Pricing Date, shareholders who exercise their Rights will not know the Purchase Price at the time they exercise. Rights holders will have no right to rescind their subscription after the Subscription Agent has received payment. See "The Offer - Method of Exercise of Rights" and "The Offer - Payment for Shares." Subscription payments will be held by the Subscription Agent pending completion of the processing of the Subscription. No interest on subscription payments will be paid to subscribers.

OFFERING FEES AND EXPENSES

Offering expenses incurred by the Fund are estimated to be $170,000.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

Record Date Shareholders whose record addresses are outside of the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) or who have an APO or FPO address will receive written notice of the Offer; however, the Fund will not mail Subscription Certificates to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received by the Expiration Date, as described below, with payment to exercise the Rights. Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent by written instruction or recorded telephone conversation no later than three business days prior to the Expiration Date. If no such instructions are received by the Expiration Date, such Rights will expire.

USE OF PROCEEDS

The Offer is designed to raise funds to be invested consistent with the Fund's investment objectives and policies depending on conditions for the types of securities in which the Fund typically invests. The net proceeds of the Offer are estimated to be approximately $5,791,996. This figure is based on the Estimated Purchase Price per Share of $4.27 and assumes all Primary Subscription Shares offered are sold and that the expenses related to the Offer estimated at approximately $170,000 are paid.

The Investment Manager expects to invest such proceeds in accordance with the Fund's investment objectives and policies within three months after receipt of such proceeds, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

IMPORTANT DATES TO REMEMBER

EVENT                                          DATE
-----                                          ----
Record Date .................................  May 21, 2004
Offering Period .............................  May 12, 2004 to June 21, 2004*
Expiration Date of the Offer** ..............  June 21, 2004*
Pricing Date ................................  June 22, 2004*
Payment for Guarantees of Delivery Due ......  June 24, 2004*
Confirmation Date ...........................  June 26, 2004*
Final Payment for Shares ....................  July 12, 2004*

* Unless extended.

INFORMATION REGARDING THE FUND

The Fund, organized under the laws of the state of Maryland, commenced operations as a closed-end management investment company on February 7, 1997. The primary investment objective of the Fund is to provide for its shareholders a high level of income, with capital appreciation as a secondary objective. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is non-diversified and no assurance can be given that the Fund's investment objectives will be achieved. The Investment Manager actively manages the average maturity of the Fund's portfolio in response to expected interest rate movements in pursuit of capital appreciation or to protect against depreciation. The Investment Manager also may employ certain investment techniques in seeking to reduce the Fund's exposure to risks involving foreign currency exchange rates. See "The Fund's Investment Program." The Fund's Shares are listed and traded on the AMEX (symbol GIF).

The Fund currently pays quarterly dividends to shareholders. The amount of quarterly dividends reflects the managed distribution policy of the Fund. The policy is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its NAV per Share. Distributions of a percentage of the Fund's NAV per Share on an annual basis have been paid primarily from ordinary income and any net capital gains, with the balance representing a return of capital. The amount of distribution will vary depending on the NAV per Share at the time of declaration. There can be no dividend policy at any time. See "Dividends and Other Distributions."

INFORMATION REGARDING THE INVESTMENT MANAGER

The Investment Manager, a wholly owned subsidiary of Winmill & Co. Incorporated ("WCI"), a publicly owned company whose securities are listed on The Nasdaq Stock Market, serves as Investment Manager to the Fund. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager. The Fund's portfolio manager is Ms. Marion E. Morris. Ms. Morris has been principally responsible for the Fund's portfolio investments since 2000 and is also Senior Vice President, Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager. From 1997 to 2000, she acted as general manager of Michael Trapp, a landscape designer. Previously, she served as Vice President of Salomon Brothers, The First Boston Corporation and Cantor Fitzgerald.

For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager provides certain administrative services to the Fund at cost.

Because the Investment Manager's fees are based on the Fund's net assets, the Investment Manager will benefit from an increase in the Fund's net assets resulting from the Offer. See "The Offer - Purpose of the Offer."

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following summarizes some of the matters that a shareholder should consider before investing in the Fund through the Offer.

Dilution                      If a shareholder does not exercise all of his Rights, when the Offer is over such shareholder will own a relatively smaller percentage of the Fund than if such shareholder had exercised all his Rights.
                              Further, as a result of the Offer a shareholder will experience dilution in NAV per Share because the Purchase Price will be below the
                              NAV per Share on the Pricing Date whether or not the shareholder participates in the Offer. The Fund cannot state precisely the extent of the dilution if shareholders do not exercise all their Rights because the Fund does not know what the NAV per Share will be on the
                              Pricing Date or how many Rights will be exercised. See "Risk Factors and Special Considerations - Dilution."

Leverage                      From time to time the Fund borrows money from banks (including its custodian bank), and may engage in reverse repurchase agreements and may issue senior securities, including debt and preferred stock, to purchase and carry securities and pays interest thereon. These practices, referred to as leverage, are speculative and increase both investment opportunity and investment risk. If the investment income on securities purchased with leverage exceeds the interest paid on the leverage, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on leverage, or if there are losses, the NAV of the Fund's Shares will decrease faster than would otherwise be the case. When the Fund is leveraged, the 1940 Act requires the Fund to have asset coverage of at least 200% for preferred securities it has issued and 300% for its borrowings or the debt securities it has issued. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings. Use of leverage by the Fund will increase the
                              Fund's total return only if returns on the Fund's use of the proceeds of such leverage exceed the cost of such leverage. Although there can be no assurance that the use of leverage potentially will be successful, the Investment Manager believes that the ability to employ leverage may increase yields and total returns. See "Risk Factors and
                              Special Considerations - Leverage."

Market Value and              Shares of closed-end funds frequently trade at a market price that is
Net Asset Value               less than the value of the net assets attributable to those Shares.
                              The possibility that Shares of the Fund will trade at a discount from
                              NAV or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that the Fund's NAV will decrease.
                              The risk of purchasing Shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their Shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See "Risk Factors and Special Considerations - Market Value and Net Asset Value."

Anti-takeover provisions      The Fund's Board has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the
                              1940 Act to protect the Fund and its shareholders. Accordingly, the
                              Fund has certain provisions in its Charter and Bylaws (collectively, the "Governing Documents") that may be regarded as "anti-takeover"
                              provisions. These provisions could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund,
                              (ii) the Fund's freedom to engage in certain transactions, or (iii)
                              the ability of the Fund's directors or shareholders to amend the
                              Governing Documents or effectuate changes in the Fund's management.
                              The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the
                              Board. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by a shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund. See "Anto-takeover Provisions of the
                              Governing Documents."

Non-Diversified Status        The Fund is non-diversified which means that more than 5% of the
                              Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because change in the financial condition of a single issuer could cause greater fluctuations in the Fund's total return. See "Risk Factors and
                              Special Considerations - Non-Diversified Status."

Securities Issued by          The Fund may invest a portion of its assets in mortgage-backed
Government U.S.               securities issued by U.S. Government Sponsored entities such as the
Entities                      Federal Home Loan Mortgage Corporation and similar U.S. Government sponsored entities such as the Federal National Mortgage Association and the Federal Home


                              Loan Banks. Although these issuers may be chartered or sponsored by
                              Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury.

Foreign Securities            Investing in the securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. The Fund may invest internationally which involves specific risks of political and currency instability, inadequate or inaccurate financial information, and higher volatility. See "The
                              Fund's Investment Program" and "Risk Factors and Special
                              Considerations."

Dividends and Other           The Fund currently pays quarterly dividends to shareholders. The
Distributions                 amount of quarterly dividends reflects the managed distribution policy of the Fund. The policy is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its NAV per Share. Distributions of a percentage of the Fund's NAV per Share on an annual basis have been paid from ordinary income and any net capital gains, with the balance representing a return of capital. The amount of any distribution will vary depending on the NAV per Share at the time of declaration. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board may, in its sole discretion, change the Fund's current dividend policy at any time. Whether the Offer is subscribed for or not, however, there can be no assurance that the
                              Fund can or will maintain its current dividend policy or current level of dividends. See "Dividends and Other Distributions."

Taxation                      Neither the receipt nor the exercise of the Rights will result in taxable income to the shareholders for federal income tax purposes.
                              Shareholders will not realize a taxable loss if their Rights expire without being exercised. The Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, compliance by the Fund with certain distribution requirements. See "Taxation" for a more complete discussion.

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, directly or indirectly.

     Shareholder Transaction Expenses .................................................  None

     Annual Operating Expenses (as a percentage of net assets attributable to Shares)

     Management Fees ..................................................................  0.70%
     Other Expenses (1) ...............................................................  0.74
                                                                                         ----
     Total Annual Operating Expenses ..................................................  1.44%
                                                                                         ====

(1) Based on annualized expenses for the year ended December 31, 2003 as a percentage of average net assets and on the net assets of the Fund after giving effect to the anticipated net proceeds of the Offer, including proceeds from the issuance of up to 25% of the Shares pursuant to the Over-Subscription Privilege. Does not include offering expenses of the Fund incurred in connection with the Offer, estimated at $170,000. Such offering expenses will be charged against paid-in capital of the Fund.

Example

The following example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund's Shares. These amounts are based upon payment by the Fund of management fees and other expenses at the levels set forth in the above table.

An investor would directly or indirectly pay the following expenses on a $1,000 investment in Shares, assuming (i) the market price at the time of investment was equal to the NAV per Share, (ii) a 5% annual return and (iii) reinvestment of all distributions at NAV:

     One Year          Three Years        Five Years       Ten Years
     --------          -----------        ----------       ---------
        $14                $46               $80              $176

This example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above tables and the assumption in this example of a 5% annual return and reinvestment at NAV are required by regulation of the SEC and are applicable to all investment companies, and the assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the Fund's Shares. Actual expenses and annual rates of return may be more or less than those allowed for purposes of this example.

This Example Should Not Be Considered a Representation Of Future Expenses. The Fund's Actual Expenses May Be More Or Less Than Those Shown.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented and reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information for each of the fiscal periods shown has been audited by Tait, Weller & Baker, independent accountants. The audited financial statements included in the Annual Report to the Fund's shareholders for the fiscal year ended December 31, 2003, together with the report of Tait, Weller & Baker thereon, are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the Fund's 2003 Annual Report to shareholders. The Statement of Additional Information and the Fund's 2003 Annual Report to shareholders may be obtained from the Fund free of charge by calling the Information Agent toll-free at 1-866-470-4100.

                                                                                                             Six Months      Year
                                                                           Years Ended December 31,            Ended        Ended
                                                                 -----------------------------------------    December     June 30,
                                                                   2003        2002       2001      2000        1999         1999
                                                                 --------    -------     -------   -------     -------     -------
PER SHARE DATA*
Net asset value at beginning of period ......................    $   5.04    $  5.44     $  5.72   $  5.77     $  5.99     $  6.93
                                                                 --------    -------     -------   -------     -------     -------
Income from investment operations:
   Net investment income ....................................         .18        .28         .32       .42         .23         .55
   Net realized and unrealized gain (loss) on investments....         .30       (.18)       (.04)      .11        (.15)       (.81)
                                                                 --------    -------     -------   -------     -------     -------
        Total from investment operations ....................         .48        .10         .28       .53         .08        (.26)
                                                                 --------    -------     -------   -------     -------     -------
Less distributions:
   Distributions to shareholders ............................        (.22)      (.28)       (.36)     (.42)       (.23)       (.55)
   Tax return of capital to shareholders ....................        (.14)      (.22)       (.20)     (.16)       (.07)       (.13)
                                                                 --------    -------     -------   -------     -------     -------
     Total distributions ....................................        (.36)      (.50)       (.56)     (.58)       (.30)       (.68)
                                                                 --------    -------     -------   -------     -------     -------
Net asset value at end of period ............................    $   5.16    $  5.04     $  5.44   $  5.72     $  5.77     $  5.99
                                                                 ========    =======     =======   =======     =======     =======
Per share market value at end of period .....................    $   5.01    $  4.60     $  4.91   $  4.69     $  4.44     $  5.19
                                                                 ========    =======     =======   =======     =======     =======
TOTAL RETURN ON NET ASSET VALUE BASIS (a) ...................       10.22%      0.04%       2.33%     9.05%       2.52%      (2.23)%
                                                                 ========    =======     =======   =======     =======     =======
TOTAL RETURN ON MARKET VALUE BASIS (a) ......................       17.25%      3.60%      15.94%    19.75%      (8.96)%     (8.85)%
                                                                 ========    =======     =======   =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .................    $ 28,712    $27,589     $29,110   $29,783     $29,060     $29,600
                                                                 ========    =======     =======   =======     =======     =======
Ratio of expenses before loan interest,
   commitment fees and nonrecurring expenses ................        1.61%      1.44%       1.72%     1.38%       1.48%**     1.46%
                                                                 ========    =======     =======   =======     =======     =======
Ratio of total expenses to average net assets (b) ...........        1.61%      1.44%       1.73%     2.69%       2.26%**     2.45%
                                                                 ========    =======     =======   =======     =======     =======
Ratio of net investment income to average net assets ........        3.54%      5.35%       5.94%     8.31%       9.21%**     8.95%
                                                                 ========    =======     =======   =======     =======     =======
Portfolio turnover rate .....................................         146%       162%        160%      259%        115%        183%
                                                                 ========    =======     =======   =======     =======     =======

* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b) Ratio after custodian credits was 1.72%, 2.66%, 2.24%**, and 2.43% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the year ended June 30, 1999, respectively. There were no custodian credits for the years ended December 31, 2003 and 2002.

                                    THE OFFER

TERMS OF THE OFFER

The Fund is issuing Rights to Record Date Shareholders. Each Record Date Shareholder is being issued one Right for each whole Share owned on the Record Date. The Rights entitle the holder to acquire at the Purchase Price one Share for each four Rights held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only by exercise of the Rights in integral multiples of four. Rights may be exercised at any time during the Offering Period, unless extended by the Fund to a date not later than July 9, 2004, 5:00 p.m., New York City time. See "The Offer-Expiration of the Offer." The Right to acquire one additional Share for each four Rights held during the Offering Period at the Purchase Price will be referred to in the remainder of this Prospectus as the "Primary Subscription" and the Shares offered in the Primary Subscription will be referred to as the Primary Subscription Shares.

The Purchase Price will be 95% of the lower of (a) the Fund's NAV per Share or
(b) the market price per Share. For this purpose, NAV of the Fund's Shares will be determined as of the Pricing Date and the market price per Share will be the average of the volume-weighted aver-age sales prices of a Share on the AMEX on the Pricing Date and the four preceding trading days. Because the Expiration Date is prior to the Pricing Date, Rights holders who choose to exercise their Rights will not know the Purchase Price at the time they exercise their Rights.

Those who exercise all their Rights, minus any un-exercisable rights related to owning less than four shares, in the Primary Subscription may request to buy the Primary Subscription Shares not bought by other Rights holders. If enough Primary Subscription Shares are available, all requests will be honored in full. To satisfy requests, the Fund may, in its sole discretion, issue more Shares in an amount up to 25% of the Primary Subscription Shares (the "Secondary Subscription Shares"). Primary Subscription Shares not bought in the Primary Subscription, together with all Secondary Subscription Shares, are called "Excess Shares." The entitlement to buy Excess Shares is called the "Over-Subscription Privilege." Over-Subscription Privilege requests are subject to allotment, which is more fully discussed under "The Offer - Over-Subscription Privilege."

The Rights are evidenced by Subscription Certificates, which will be mailed to shareholders or their Intermediaries. Shareholders who own Fund Shares held in joint accounts, dividend reinvestment plan accounts or retirement accounts will not be permitted to aggregate the Rights issued for Shares held in those types of accounts with Rights issued with respect to Shares that the shareholder owns in his or her individually titled account. Shareholders or their Intermediaries, as appropriate, including trustees for retirement accounts, will receive separate Subscription Certificates for each separate account.

The Rights will not be listed for trading on the AMEX or any other exchange. The new Shares issued in this Offer upon the exercise of Rights, however, will be listed for trading on the AMEX under the symbol GIF.

PURPOSE OF THE OFFER

The Offer seeks to reward existing Fund shareholders by giving them the opportunity to purchase additional Shares at a price below both market and NAV without paying any commissions.

The Board of Directors of the Fund ("Board") has determined that (i) it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise and increase the number of issuers in its portfolio, and (ii) the potential benefits of the Offer to the Fund and its shareholders will outweigh the dilution to shareholders who do not exercise all their Rights. The Rights Committee of the Board recommended to the Board, and the Board approved, the Offer. The Rights Committee of the Board consists of the three Directors who are not "interested persons" of the Fund under the 1940 Act ("Independent Directors"). See "Officers and Directors" in the SAI.

In reaching a decision to approve the Offer, the Board was advised by the Investment Manager regarding the investment of proceeds of the Offer in potential investment opportunities offering the Fund a potentially high level of income and capital appreciation without having to liquidate current holdings and to what extent the Fund may take advantage of these opportunities. The Board also considered the potential benefits of increasing the size of the Fund in order to lower the Fund's expenses as a percentage of average net assets. The Investment Manager also advised the Board of its belief that increasing the total assets of the Fund may permit the Fund to obtain better execution prices for certain portfolio transactions.

Based on information provided by the Investment Manager, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. There can be no assurance, however, that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board also believes that a large number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's Shares on the AMEX.

The Board also considered the proposed terms of the Offer, including the expenses of the Offer, and its dilutive effect, including the effect on non-exercising shareholders of the Fund. The Board considered, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer and the effect on the Fund if the Offer is undersubscribed. The Board also considered the impact of the Offer on its current policy to distribute, subject to market conditions, an amount equal to a percentage of the Fund's NAV. For further discussion of the impact of the Offer on the Fund's dividends, see "Dividends and Other Distributions."

The Fund's Investment Manager will benefit from the Offer because its fee is based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Offer because the net proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. Assuming all Primary subscription Shares and Secondary Subscription Shares (see "The Offer-Over-Subscription Privilege") are sold and that the Fund receives net of offering expenses the maximum proceeds of the Offer, however, the annual compensation to be received by the Investment Manager would be increased by approximately $51,000. Two of the Fund's Directors who voted to authorize the Offer are "interested persons" of the Investment Manager within the meaning of the 1940 Act and may benefit indirectly from the Offer because of their interest in the Investment Manager. See "Officers and Directors" in the SAI.

In addition to this Offer, the Fund concluded a rights offering in June 1998. The Fund may, in the future and at its discretion, choose to make other rights offerings to raise funds for specific purposes on a non-routine basis for a number of Shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act and the Securities Act of 1933.

Under the laws of Maryland, the state in which the Fund is organized, and the Fund's Charter, the Board is authorized to make rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the Fund's Board of Directors that such offering would result in a net benefit to existing shareholders.

OVER-SUBSCRIPTION PRIVILEGE

Those who exercise all their Rights, minus any un-exercisable rights related to owning less than four shares, in the Primary Subscription may request to buy the Primary Subscription Shares not bought by other Rights holders. Fractional shares will be ignored in determining whether a subscribing shareholder has fully exercised his or her Rights. If enough Primary Subscription Shares are available, all requests will be honored in full. To satisfy requests, the Fund may, in its sole discretion, issue more Shares in an amount up to 25% of the Primary Subscription Shares (the "Secondary Subscription Shares"). Primary Subscription Shares not bought in the Primary Subscription, together with all Secondary Subscription Shares, are called "Excess Shares." The entitlement to buy Excess Shares is called the "Over-Subscription Privilege." Over-Subscription Privilege requests are subject to allotment, as described below.

Shareholders who exercise all of the Rights issued to them, minus any un-exercisable rights related to owning less than four shares, should indicate on the Subscription Certificate how many additional Shares, if any, they are requesting to buy through the Over-Subscription Privilege. Fractional shares will be ignored in determining whether a subscribing Shareholder has fully exercised his or her Rights. If enough Excess Shares are available, all requests will be honored in full. If sufficient Excess Shares are not available, however, the available Excess Shares will be allocated pro rata among those who over-subscribe based on the number of Rights issued to them, i.e., in proportion to the number of Shares owned on the Record Date. For this purpose, broker-dealers whose Shares are held of record by an Intermediary, will be deemed to be the holders of the Rights that are issued to the Intermediary.

The number of Excess Shares each over-subscribing Record Date Shareholder may acquire will be rounded down to result in delivery of whole Shares. If a pro rata allocation results in any shareholder being allocated a greater number of Excess Shares than the shareholder subscribed for, then such shareholder will be allocated only such number of Excess Shares as such shareholder subscribed for and the remaining Excess Shares will be allocated among all other shareholders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

     Record Date Shareholder's Position             Excess Shares Remaining
     ----------------------------------
                                             X
     Total Record Date Position
     of All Over-Subscribers

The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

THE PURCHASE PRICE

The Purchase Price for each Share to be issued pursuant to the Offer will be 95% of the lower of (a) the Fund's NAV per Share or (b) the market price per Share. For this purpose, NAV per Share will be determined as of the Pricing Date and the market price per Share will be the average of the volume-weighted average sales price of a Share on the AMEX on the Pricing Date and the four preceding trading days. For example, if the NAV per Share on the Pricing Date is $4.85 and the volume-weighted average sales prices of a Share on the AMEX on the Pricing Date and the four preceding trading days is $4.90, the Purchase Price would be $4.61 (95% of NAV per Share). If, however, the NAV per Share on the Pricing Date is $4.85 and the average of the volume-weighted average sales prices of a Share on the AMEX on the Pricing Date and the four preceding trading days is $4.40, the Purchase Price would be $4.18 (95% of the market price per Share).

The actual Purchase Price will not be determined until the Pricing Date. Therefore, shareholders wishing to exercise Rights must send to the Subscription Agent prior to the Expiration Date either: (i) the Estimated Purchase Price of $4.27 per Share, together with a completed Subscription Certificate, or (ii) a Notice of Guaranteed Delivery guaranteeing delivery of a properly completed and executed Subscription Certificate and payment for the Shares. See "The Offer - Methods of Exercising Rights" and "The Offer - Payment for Shares."

The Fund announced the proposed Offer after the close of trading on the AMEX on May 11, 2004. The last reported NAV per Share at the close of business on May 11, 2004 (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the Offer and the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $4.85 and the volume-weighted average sales price of a Share on the AMEX on that date was $4.44.

EXPIRATION OF THE OFFER

The Expiration Date is 5:00 p.m., New York City time, on June 21, 2004, unless extended by the Fund. Rights will expire on the Expiration Date and may not be exercised after that date. Shareholders who choose to exercise their Rights will not know the Purchase Price when they decide whether to acquire Shares in the Primary Subscription or through the Over-Subscription Privilege.

SUBSCRIPTION AGENT

The Subscription Agent is American Stock Transfer & Trust Company. The Subscription Agent will receive, for its administrative, processing, invoicing and other services as Subscription Agent, an estimated fee of $8,000 and reimbursement of out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent and stock registrar.

INFORMATION AGENT

Any questions or requests for assistance should be directed to the Information Agent at the toll-free telephone number listed below:

                         N.S. Taylor & Associates, Inc.
                            Toll-free 1-866-470-4100

The Information Agent will receive for its services an estimated fee of $5,000 and reimbursement of out-of-pocket expenses currently estimated at $30,000.

METHOD OF EXERCISE OF RIGHTS

Shareholders whose Shares are held in an account with an Intermediary may exercise their Rights by requesting the Intermediary to guarantee delivery (using a Notice of Guaranteed Delivery) of a properly executed Subscription Certificate and payment for the Shares on the shareholder's behalf. The Intermediary may charge a fee for this service.

Shareholders whose Shares are held in an account with the Fund's transfer agent or in certificate form may exercise their Rights by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "The Offer-Payment for Shares." The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. Do not send Sub-scription Certificates to the Fund.

The Subscription Certificate and payment should be delivered to the Subscription Agent, American Stock Transfer & Trust Company, by one of the following methods:

    (1)  BY FIRST CLASS MAIL:
         American Stock Transfer & Trust Company
         59 Maiden Lane
         New York, NY 10038

    (2)  BY EXPRESS MAIL OR OVERNIGHT COURIER:
         American Stock Transfer & Trust Company
         59 Maiden Lane
         New York, NY 10038

    (3)  BY HAND: (9:00 a.m. - 5:00 p.m. New York City time)
         American Stock Transfer & Trust Company
         59 Maiden Lane
         Plaza Level
         New York, NY 10038

    Delivery To An Address Other Than The Above Does Not Constitute Good
Delivery.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is to be effected by means of a Notice of Guaranteed Delivery) at the offices of the Subscription Agent (see "The Offer-Payment for Shares").

Intermediaries who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Inter-mediary should complete the Subscription Certificate and submit it to the Subscription Agent, together with the proper payment described below under "The Offer-Payment for Shares."

PAYMENT FOR SHARES

     Shares bought through the Offer may be paid for by either of the following:

     (1) Send a personal check, money order, certified check, bank cashier's check, or wire payment together with the Subscription Certificate, to the Subscription Agent based on the Estimated Purchase Price of $4.27 per Share. All payments must be in U.S. dollars drawn on a bank located in the United States and payable to American Stock Transfer & Trust Company. No third party checks will be accepted.

Personal checks must be received by the Subscription Agent not less than five business days before the Expiration Date so the check may clear before the Expiration Date. Money orders, certified checks, and bank cashier's checks must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     (2) Intermediaries who delivered a Notice of Guaranteed Delivery to the Subscription Agent prior to the Expiration Date must send payment, together with the Subscription Certificate, to the Subscription Agent based on the Estimated Purchase Price of $4.27 per Share. Such payment must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on June 24, 2004, which is the third business day after the Expiration Date.

The method of delivery of Subscription Certificates and payment will be at the election and risk of the shareholders, but if sent by mail it is recommended that such Subscription Certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date.

A confirmation will be sent by the Subscription Agent to each subscribing shareholder (or, if the Fund's Shares on the Record Date are held by an Intermediary, to the Intermediary), by the Confirmation Date showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total Purchase Price for the Shares, and (iv) any additional amount payable by the shareholder to the Fund, or any overpayment to be refunded by the Fund to the shareholder that is a result of payment for Shares which the holder did not acquire or exceeded the aggregate Purchase Price of the Shares, as calculated based on the Purchase Price as determined on the Pricing Date. In the case of any shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any amount which would otherwise have been refunded to the shareholder because it was not used toward payment for Shares in the Primary Subscription will be applied by the Fund toward payment for additional Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Pursuant to the Fund's Subscription Agreement with the Subscription Agent, the Subscription Agent will hold all proceeds received in a segregated, interest-bearing account.

After all payments have been made for Shares acquired in the Offer, any remaining amounts will be refunded by the Subscription Agent to shareholders by mail within ten business days after the Confirmation Date. No interest will be paid on any such remaining amounts.

  A shareholder will have no right to rescind a purchase subscription after the
     Subscription Agent has received payment either by means of a Notice of
                          Guaranteed Delivery or check.

If a shareholder exercises Rights for Shares in the Primary Subscription or requests Shares through the Over-Subscription Privilege, but does not make full payment for such Shares by the tenth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such shareholder for such Shares; and (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such Shares and to enforce the relevant guaranty of payment. The sale of the Shares in the open market will only take place once the Rights have been exercised and the Shares are issued, in situations where the exercising shareholder has failed to make good payment on the Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF SHARE CERTIFICATES

Shareholders whose Shares are held for them by an Intermediary will have any Shares they acquire in the Offer credited to the account of such Intermediary. Shareholders whose Shares are held for them in book entry form by the transfer agent will have any Shares they acquire in the Offer credited in book entry form to their account with the transfer agent. Shareholders with Share certificates will have certificates for any Shares they acquire in the Offer mailed to them promptly.

Participants in the Fund's dividend reinvestment plan ("Plan") will be issued Rights for the Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise these Rights in accordance with the procedures set forth above in "The Offer-Method of Exercise of Rights." Rights will not be exercised automatically by the Plan. Fractional Shares will not be issued upon the exercise of the Rights. Plan participants exercising their Rights will receive their Shares via an uncertificated credit to their existing account. To request a Share certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Shares will remain subject to the same investment option as previously selected by the Plan participant.

FOREIGN RESTRICTIONS

Record Date Shareholders whose record addresses are outside of the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) or who have an APO or FPO address will receive written notice of the Offer; however, the

Fund will not mail Subscription Certificates to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received by the Expiration Date, as described below, with payment to exercise the Rights. Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent by written instruction or recorded telephone conversation no later than three business days prior to the Expiration Date. If no such instructions are received by the Expiration Date, such Rights will expire.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

For federal income tax purposes, neither your receipt nor your exercise of Rights will result in taxable income to you. Moreover, you will not realize a loss for those purposes if you do not exercise any Rights. The holding period for a Share acquired on exercise of a Right will begin with the date of exercise. Your basis for determining gain or loss on the sale or exchange of a Share you acquire on the exercise of Rights will equal the sum of:

    + the Purchase Price for the Share,
    + any servicing fee charged to you by your broker, bank or trust company plus
    + your basis, if any, in the Rights that you exercised.

A gain or loss you recognize on such a sale or exchange will be a capital gain or loss if you hold the Share as a capital asset at the time of the sale or exchange. This gain or loss will be a long-term capital gain or loss if you held the Share at that time for more than one year. Any such gain you recognize through December 31, 2008, will qualify for the 15% maximum federal income tax rate for individual shareholders enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"). See "Taxation - Taxation of the Shareholders."

As noted above, your basis in Shares that you acquire pursuant to your exercise of Rights includes your basis in those Rights. If, as the Fund expects, the Rights' aggregate fair market value immediately after they are distributed is less than 15% of the Shares' aggregate fair market value at that time, your basis in the Rights issued to you will be zero unless you elect to allocate part of your basis in your previously owned Shares to those Rights. This allocation -- which also is required if, at that time, the Rights' aggregate fair market value equals or exceeds 15% of the Shares' aggregate fair market value -- is based on the relative fair market values of the Shares and the Rights as of that time. Thus, if you make such an election and later exercise your Rights, your basis in the Shares you previously owned will be reduced by an amount equal to the basis you allocated to the Rights. This election must be made in a statement attached to your federal income tax return for the year in which the Rights are distributed. If your Rights expire without exercise, you will realize no loss and you will not be permitted to allocate a portion of your basis in the Shares to the unexercised Rights.

The foregoing is only a summary of the material federal income tax consequences of the receipt, exercise, and lapse of Rights. The discussion is based on applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations thereunder and other authorities currently in effect and does not address state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your own tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

EMPLOYEE PLAN CONSIDERATIONS

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and individual retirement accounts ("IRAs") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                                 USE OF PROCEEDS

The Offer is designed to raise funds to be invested consistent with the Fund's investment objectives and policies depending on conditions for the types of securities in which the Fund typically invests. The proceeds of the Offer, assuming all Primary Subscription Shares offered hereby are sold, are estimated at approximately $5,961,996 before deducting expenses payable by the Fund estimated at approximately $170,000. The proceeds of the Offer, assuming all Secondary Subscription Shares are sold in addition to all Primary Subscription Shares, are estimated at approximately $7,452,495 before deducting expenses payable by the Fund estimated at approximately $170,000. The Investment Manager anticipates that investment of the net proceeds in accordance with the Fund's investment objectives and policies will occur as investment opportunities are identified, which will depend on market conditions and the availability of appropriate securities, and anticipates that it will take not more than approximately three months to do so. Pending such investment, the net proceeds will be held in high quality short-term debt securities and instruments, including repurchase agreements.

                       INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund, a non-diversified, closed-end management investment company, is to provide for its shareholders a high level of income. This primary investment objective is fundamental and may not be changed without shareholder approval. The Fund's secondary investment objective, which may be changed by the Board without shareholder approval, is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities rated, at the time of purchase, BBB or better by Standard & Poor's Ratings Group ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Investment Manager to be of comparable quality. The Fund may also invest up to 35% of its assets in fixed income securities rated BB, B, or CCC by S&P or Ba, B, or Caa by Moody's or, if unrated, determined by the Investment Manager to be of comparable quality and may invest in other securities (including common stocks, warrants, options and securities convertible into common stock), when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed income securities and other securities. The Fund will normally invest in at least three different countries, but may invest in fixed income securities of only one country for temporary defensive purposes. The Fund may use leverage from time to time to purchase or carry securities. Such leverage is speculative and increases both investment opportunity and investment risk.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following special considerations associated with an exercise of Rights and an additional investment in the Fund. There are a number of risks that an investor should consider in evaluating the Fund. You should read this entire Prospectus and the SAI carefully before you decide whether to exercise your Rights.

DILUTION

If a shareholder does not exercise all of his Rights, when the Offer is over such shareholder will own a relatively smaller percentage of the Fund than if such shareholder had exercised his Rights. Further, as a result of the Offer a shareholder will experience a decrease in NAV per Share since the Purchase Price will be below the NAV per Share on the Pricing Date, the Fund will bear the expenses of the Offer and the number of Shares outstanding after the Offer will increase proportionately more than the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Purchase Price will be, such decrease or dilution might be substantial. The actual Purchase Price may be greater or less than the Estimated Purchase Price. This dilution of NAV per Share will disproportionately affect shareholders who do not exercise their Rights.

         The following example assumes that all of the Primary Subscription Shares are sold at the Estimated Purchase Price of $4.27.

--------------------------------------------------------------------------------
     Primary           NAV per Share         Dilution per        Percentage
   Subscription       on May 11, 2004      Share in Dollars       Dilution
--------------------------------------------------------------------------------
1,396,252 Shares            $4.85               $0.14               2.89%
--------------------------------------------------------------------------------

NON-DIVERSIFIED STATUS

On January 10, 2001, shareholders approved changing the Fund's classification to a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to conduct its operations so as to continue to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for federal income and excise taxes on its net earnings and realized gains that it distributes to its shareholders if it distributes to them substantially all of those earnings and gains. See "Taxation - Taxation of the Fund." Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company because the investment risk may be concentrated in fewer securities.

FOREIGN INVESTMENTS

Investors should understand and consider carefully the substantial risks involved in investing in foreign securities. Foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currencies into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls, and currency restrictions; and possible political, economic, and social instability of developing as well as developed countries, including without limitation nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. issuers. Transactions in foreign securities may be subject to less efficient settlement practices. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the expense ratio of the Fund can be expected to be higher than investment companies investing exclusively in domestic securities. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or insolvency of a foreign broker/dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Since investments in foreign securities usually involve foreign currencies and since the Fund may temporarily hold funds in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's NAV per Share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its NAV per Share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or by entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other developed countries. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Foreign government securities, depending on where and how they are issued, may be subject to some of the risks discussed above with respect to foreign securities. In addition, investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

FIXED INCOME SECURITIES

The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities. Securities rated BBB or better by S&P or Baa or better by Moody's are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of such securities to make principal and income payments than is the case for higher-rated securities. The Fund also may invest up to 35% of its assets in fixed income securities rated below investment grade but not lower than CCC by S&P or Caa by Moody's. These securities are deemed by those agencies to be in poor standing and predominantly speculative; the issuers may be in default on such securities or deemed without capacity to make scheduled payments of income or repay principal, involving major risk exposure to adverse conditions. These securities are commonly referred to as "junk" and involve high risk. The Fund is also permitted to purchase fixed income securities that are not rated by S&P or Moody's but that the Investment Manager determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in percentage limitations applicable to the comparable rated securities. The values of fixed income securities will change as market interest rates fluctuate. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities.

Ratings of fixed income securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality, and may be lowered after the Fund acquires the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security, but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and income payments and do not evaluate the risk of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. The Fund may invest in unrated securities determined by the Investment Manager to be of comparable quality to the appropriate rating category of S&P and Moody's. In such instances, the Fund will be more reliant on the Investment Manager's determination of credit quality than is the case with respect to rated securities. See the Appendix to the SAI for a further description of S&P and Moody's ratings.

Lower rated fixed income securities generally offer a higher current yield than higher grade issues. Lower rated securities, however, involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and income and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

From time to time, the prices of many lower rated securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such price declines will not recur. The market for lower rated securities generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

LEVERAGE

From time to time the Fund borrows money from banks (including its custodian bank), may engage in reverse repurchase agreements and may issue senior securities, which may include debt and preferred stock, to purchase and carry securities and pays interest thereon. These practices are referred to as leverage, are speculative, and increase both investment opportunity and investment risk. If the investment income on securities purchased with leverage exceeds the interest paid on the leverage, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on leverage, or if there are losses, the NAV of the Fund's Shares will decrease faster than would otherwise be the case. When the Fund is leveraged, the 1940 Act requires the Fund to have asset coverage of at least 200% for preferred securities it has issued and 300% for its borrowings or the debt securities it has issued. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings. Although there can be no assurance that the use of leverage will be successful, the Investment Manager believes that the ability to employ leverage may potentially increase yields and total returns.

Leverage is a speculative investment technique and, as such, entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in NAV (as shown in the table below). The second risk is that if the cost of leverage exceeds the return on the securities acquired with the proceeds of that leverage, it will diminish rather than enhance the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile. However, if the Fund is able to provide total returns on its assets exceeding the costs of leverage, the use of leverage would over the longer term enhance the Fund's yields and total returns, although there can be no assurance that this can be achieved.

At December 31, 2003, there was no balance outstanding on the Fund's committed bank line of credit and the interest rate was at the borrower's option of (i) Overnight Federal Funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2003, the weighted average interest rate was 1.84% based on the balances outstanding during the period and the weighted average amount outstanding was $44,719.

The following table illustrates the effect of leverage on the annual returns of a shareholder of common stock, assuming a fund with total net assets of $27 million borrows $9 million on a committed bank line of credit with a 2.25% interest rate:

        Assumed Return on Portfolio
    (Net of Expenses Except Interest)     -10%     -5%        0%      5%     10%
     ---------------------------------------------------------------------------
           Corresponding Return
              to Shareholder           -14.08%  -7.42%    -0.75%   5.92%  12.58%

The purpose of the foregoing table is to assist the investor in understanding the effects of leverage. The figures in the table are hypothetical, the assumed form and amount of leverage employed may be different from and less than the amount of leverage shown, the assumed interest rate may be higher or lower and the actual returns to a holder of a Share may be greater or less than those appearing in the table.

ILLIQUID SECURITIES

The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately.

MARKET VALUE AND NET ASSET VALUE

The Fund converted from a diversified series of Shares of an open-end management investment company to a diversified, closed-end management investment company in February 1997. Shares of closed-end investment companies are bought and sold in the open market and may trade at either a premium to or discount from NAV, although they frequently trade at a discount. This is a risk separate and distinct from the risk that the value of the Fund's portfolio securities, and as a result, its NAV, may decrease. The Fund cannot predict whether its Shares will trade at, above or below NAV. From the commencement of the Fund's operations as a closed-end investment company, the Fund's Shares generally have traded in the market at a discount to NAV. Shareholders will incur brokerage and possibly other transaction costs to buy and sell Shares in the open market.

A decline in NAV could affect the Fund's ability to pay dividends, make capital gain distributions or effect any Share repurchases with respect to its Shares if the Fund has outstanding any preferred stock or debt securities, because the Fund would be required by the 1940 Act to have asset coverage immediately after such dividend, distribution or repurchase of 200% for any preferred stock and 300% for any debt securities, in each case after giving effect to such dividend, distribution or repurchase. In addition, if the Fund's current investment income was not sufficient to meet dividend requirements on any outstanding preferred stock, the Fund may be required to sell a portion of its portfolio securities when it might be disadvantageous to do so, which would reduce the NAV attributable to the Fund's Shares.

The Fund has undertaken, as required by the SEC registration form, to suspend the Offer until it amends this Prospectus, if subsequent to May 12, 2004 (the effective date of the Fund's Registration Statement), the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Record Date Shareholders to cancel their exercise of Rights.

                          THE FUND'S INVESTMENT PROGRAM

The Fund's primary and fundamental investment objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities rated, at the time of purchase, BBB or better by S&P, Baa or better by Moody's or, if unrated, determined by the Investment Manager to be of comparable quality. The Fund may also invest up to 35% of its assets in fixed income securities rated BB, B, or CCC by S&P or Ba, B, or Caa by Moody's or, if unrated, determined by the Investment Manager to be of comparable quality and may invest in other securities (including common stocks, warrants, options and securities convertible into common stock), when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed income securities and other securities. The Fund currently expects to invest predominately in the United States, Europe, Latin America, and the Pacific Rim. The Fund will normally invest in at least three different countries, but may invest in fixed income securities of only one country for temporary defensive purposes. Pending investment or for temporary defensive purposes, the Fund may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or invest in money market instruments of U.S. or foreign issuers, including repurchase agreements. In seeking to achieve the Fund's investment objectives, the Investment Manager bases its investment decisions on fundamental market attractiveness, interest rates and trends, currency trends, and credit quality.

The Investment Manager undertakes several measures in seeking to achieve the Fund's objectives:

First, the fixed income securities purchased by the Fund will be primarily rated "investment grade" at the time of purchase, i.e. in the top four categories by S&P or Moody's or, if unrated, determined by the Investment Manager to be of comparable quality. Ratings are not a guarantee of quality and ratings can change after a security is purchased by the Fund. Moreover, although investment grade, securities rated Baa by Moody's are deemed by that rating agency to have speculative characteristics.

Second, the Investment Manager actively manages the average maturity of the Fund's portfolio in response to expected interest rate movements in pursuit of capital appreciation or to protect against depreciation. Debt securities generally change in value inversely to changes in interest rates. Increases in interest rates generally cause the market values of debt securities to decrease, and vice versa. Movements in interest rates typically have a greater effect on the prices of longer term bonds than on those with shorter maturities. When anticipating a decline in interest rates, the Investment Manager will attempt to lengthen the portfolio's maturity to capitalize on the appreciation potential of such securities. Conversely, when anticipating rising rates, the Investment Manager will seek to shorten the Fund's maturity to protect against capital depreciation. The Fund's portfolio may consist of securities with long, intermediate, and short maturities. Consistent with seeking to maximize current income, the proportion invested in each category can be expected to vary depending upon the Investment Manager's evaluation of the market outlook.

Third, the Investment Manager may employ certain investment techniques in seeking to reduce the Fund's exposure to risks involving foreign currency exchange rates. An increase in the value of a foreign currency relative to the U.S. dollar (the dollar weakens) will increase the U.S. dollar value of securities denominated in that foreign currency. Conversely, a decline in the value of a foreign currency relative to the U.S. dollar (the dollar strengthens) causes a decline in the U.S. dollar value of these securities. The percentage of the Fund's investments in foreign securities that will be hedged back to the U.S. dollar will vary depending on anticipated trends in currency prices and the relative attractiveness of such techniques and other strategies.

There is no guarantee that these investment strategies will accomplish their objectives or that they will be successfully implemented.

U.S. AND FOREIGN GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as U.S. Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government and independent Federal organizations supervised by Congress. The types of support for these obligations can range from the full faith and credit of the United States (for example, U.S. Treasury securities) to the creditworthiness of the issuer (for example, securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government's full faith and credit.

The foreign government securities in which the Fund invests include obligations issued or supported by national, state or provincial governments or similar political subdivisions or obligations of supranational agencies, such as the International Bank for Reconstruction and Development (the World Bank). Supranational agencies rely on funds from participating countries, often including the United States, from which they must request funds. Such requests may not always be honored. See "Risk Factors and Special Considerations-Foreign Investments."

SECURITIES OF PRIVATE ISSUERS

The securities of U.S. and foreign private issuers in which the Fund invests may be denominated in U.S. dollars or other currencies, including obligations of U.S. and foreign issuers payable in U.S. dollars outside the United States ("Euros") and obligations of foreign issuers payable in U.S. dollars and issued in the United States ("Yankees"). The securities of private issuers may include corporate bonds, notes and commercial paper, as well as certificates of deposit, time deposits, bankers' acceptances and other obligations of U.S. banks and their branches located outside the United States, U.S. branches of foreign banks, foreign branches of foreign banks and U.S. agencies of foreign banks and wholly owned banking subsidiaries of foreign banks located in the United States. The securities of private issuers also may include common stocks and other equity securities such as warrants, options and securities convertible into common stock, when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of fixed income and equity securities. See "Risk Factors and Special Considerations -- Foreign Investments."

FIXED INCOME SECURITIES

The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities. Securities rated BBB or better by S&P or Baa or better by Moody's are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of such securities to make principal and income payments than is the case for higher-rated securities. The Fund also may invest up to 35% of its assets in fixed income securities rated below investment grade but not lower than CCC by S&P or Caa by Moody's. These securities are deemed by those agencies to be in poor standing and predominantly speculative; the issuers may be in default on such securities or deemed without capacity to make scheduled payments of income or repay principal, involving major risk exposure to adverse conditions. These securities are commonly referred to as "junk" and involve high risk. The Fund is also permitted to purchase fixed income securities that are not rated by S&P or Moody's but that the Investment Manager determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in percentage limitations applicable to the comparable rated securities. Investors should be aware of and should consider the negative impact on a portfolio of fixed income securities of a rise in market interest rates. See "Risk Factors and Special Considerations -- Fixed Income Securities."

PREFERRED SECURITIES

The fixed income securities in which the Fund may invest includes preferred share issues of U.S. and foreign companies. Such securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, preferred securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks, or other fixed income securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates. The Fund may invest a portion of its assets in mortgage-backed securities issued by U.S. Government entities such as the Federal Home Loan Mortgage Corporation and similar U.S. Government sponsored entities such as the Federal National Mortgage Association and the Federal Home Loan Banks. Although these issuers may be chartered or sponsored by Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury.

ASSET-BACKED SECURITIES

Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities..

INVESTMENT IN OTHER INVESTMENT COMPANIES

Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses, which are duplicative of similar expenses of the Fund. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV, but may also be traded in the secondary market. The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

OTHER INVESTMENT PRACTICES

     Options, Futures, and Options on Futures. The Fund currently does not anticipate that it will invest more than 5% of its total assets in opt-ions, futures and options on futures. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or speculatively in an attempt to enhance returns by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or speculatively in an attempt to enhance returns. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write straddles, purchase and write put and call options on bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on for-eign securities the Fund holds in its portfolio or that it intends to purchase or speculatively in an attempt to enhance returns. The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such contracts.

The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions or speculatively in an attempt to enhance returns. The Fund may also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management.

Strategies with options, financial futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund may not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The Fund may invest in options and futures speculatively, and gains and losses on investments in options and futures will depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets segregated to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or meeting other current obligations. See "The Fund's Investment Program-Options, Futures and Forward Currency Contract Strategies" in the SAI.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. banks or dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the security constitutes collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur a loss and expenses in selling the collateral.

     Private Placements and Rule 144A Securities. The Fund may purchase securities in private placements or pursuant to the Rule 144A exemption from Federal registration requirements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and greater discounts than the sale of registered securities. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become less interested in buying these securities.

     When-Issued Securities. The Fund may purchase securities on a "when-issued" basis. In such transactions delivery and payment occur at a date subsequent to the date of the commitment to make the purchase. Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

     Portfolio Turnover. Given the investment objectives of the Fund, the rate of portfolio turnover will not be a limiting factor when the Investment Manager deems changes in the composition of the portfolio appropriate, and the investment strategy pursued by the Fund therefore includes the possibility of short-term transactions. The Fund's portfolio turnover rate will vary from year to year depending on world market conditions. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund's portfolio turnover rate was 160%, 162%, and 146%, respectively. Higher portfolio turnover involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes on distributions thereof. See "Taxation."

     Illiquid Securities. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately.

     Other Information. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Manager and its affiliates do business with may own from time to time more than 5% of the publicly traded Class A non-voting Common Stock of WCI, the parent of the Investment Manager.

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

The Fund's primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in the SAI, that are fundamental and cannot be changed without shareholder approval. The Fund's secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Directors without shareholder approval. Notice to shareholders of any change in the Fund's secondary investment objective will be provided as required by law.

                             MANAGEMENT OF THE FUND

For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid to the Investment Manager investment management fees of $208,607, $197,320, and $192,626, respectively. The Investment Manager provides certain administrative services to the Fund at cost. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund reimbursed the Investment Manager $29,045, $39,677 and $56,540, respectively, for such services.

CEF Advisers, Inc., a wholly owned subsidiary of WCI, a publicly owned company whose securities are listed on The Nasdaq Stock Market, serves as Investment Manager to the Fund.

Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager.

The Fund's portfolio manager is Ms. Marion E. Morris. Ms. Morris has been principally responsible for the Fund's portfolio investments since 2000 and is also Senior Vice President, Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund currently pays quarterly dividends to shareholders. The amount of quarterly dividends reflects the managed distribution policy of the Fund. The policy is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its NAV per Share. Distributions of a percentage of the Fund's NAV per Share on an annual basis have been paid from ordinary income and any net capital gains, with the balance representing a return of capital. A return of capital distribution is a return to the shareholder of part of his or her original investment in the Fund. The amount of any distribution will vary depending on the NAV per Share at the time of declaration. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board may, in its sole discretion, change the Fund's current dividend policy at any time. In June 2003, the Fund's managed distribution policy was changed to set a distribution rate of approximately 7% (as compared with 10% previously) of the Fund's NAV per Share on an annual basis. For the year ended December 31, 2003, actual distributions were approximately 7.13% of average net assets, of which 61.29% was derived from net investment income and the balance was a return of capital.

If the Fund's portfolio investments generate returns exceeding the amount that is required to pay any target level of dividends set by the Board, the Fund may decide to retain and accumulate the excess (except to the extent that doing so would jeopardize its continued qualification for treatment as a "regulated investment company" (see Taxation-Taxation of the Fund")) and pay applicable taxes thereon, including any federal income and excise taxes. Additionally, if the Fund's current return is not sufficient to pay any target level of dividends set by the Board, the Fund may distribute to shareholders all or a portion of any retained earnings or make a return of capital distribution to maintain such target level.

The Investment Manager believes that the increase in total net assets of the Fund resulting from a well-subscribed Offer may result in certain economies of scale and, accordingly, a lower expense ratio for the Fund. Although dilution from the Offer may cause the amount of dividends per Share to be lower, the Investment Manager believes that the current managed distribution policy of quarterly distributions of approximately 7% of the Fund's NAV per Share on an annual basis should be otherwise unaffected by the Offer. Should the Fund's annual total return (on a NAV basis), inclusive of earned income and capital appreciation, be less than 7%, however, the current level of dividends per Share pursuant to the managed distribution policy, may decline. Whether the Offer is subscribed for or not, however, there can be no assurance that the Fund can or will maintain its current dividend policy or current level of dividends.

DIVIDEND REINVESTMENT PLAN

The Directors have adopted a dividend reinvestment plan (the "Plan"). A shareholder holding certificates for Shares and for whom an account is held at American Stock Transfer & Trust Company as agent under the Plan (the "Agent") will automatically be a participant in the Plan with respect to all dividends and capital gain distributions the Fund declares (in this section, each a "distribution") (including any portion thereof subsequently determined to be a return of capital), unless the shareholder specifically elects to receive all distributions in cash paid by check mailed directly to the shareholder by the Agent. The Agent will open an account for each shareholder under the Plan in the same name in which such shareholder's Shares are registered. Whenever the Fund declares a distribution payable in Shares or cash, participating shareholders will take the distribution entirely in Shares and the Agent will automatically receive the Shares, including fractional Shares, for the shareholder's account in accordance with the following: (1) If the Market Price per Share (as defined below) is equal to or exceeds the NAV per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the distribution (the "Valuation Date"), participants will be issued additional Shares equal to the amount of such distribution divided by the greater of that NAV per Share or 95% of that Market Price per Share or (2) if the Market Price per Share is less than the NAV per Share on the Valuation

Date, participants will be issued additional Shares equal to the amount of such distribution divided by that Market Price per Share. The Valuation Date is the day before the distribution payment date or, if that day is not an AMEX trading day, the next trading day. If the Fund declares a distribution payable only in cash, the Agent will, as purchasing agent for the participating shareholders, buy Shares in the open market, on the AMEX or elsewhere, for such shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price per Share exceeds the NAV per Share. These remaining Shares will be issued by the Fund at a price equal to the Market Price per Share.

If the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by each participant in respect of the cash distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues the remaining Shares. If the Agent is unable to terminate purchases in the open market before it has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a distribution payable only in cash, and the Market Price per Share exceeds the NAV per Share, the average Share purchase price per Share paid by the Agent may exceed the NAV per Share, resulting in the acquisition of fewer Shares than if the distribution had been paid in Shares issued by the Fund. The Agent will apply all cash received as a distribution to purchase Shares on the open market as soon as practicable after the payment date of the distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

For all purposes of the Plan: (a) the "Market Price per Share" on a Valuation Date shall be the average of the last sale price per Share on the AMEX on each of the five trading days the Shares traded ex-distribution on the AMEX immediately prior to such date (or if no sale occurred on any such day, then the mean between the closing bid and asked quotations for Shares on that day); and
(b) the NAV per Share on a Valuation Date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for in the Plan may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for any participant's account.

The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent's name or that of its nominee. At no additional cost, a participant in the Plan may send to the Agent for deposit into its Plan account those certificated Shares in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such participant will receive a statement showing its combined holdings. The Agent will forward to each participant any proxy solicitation material and will vote any Shares held for the participant only in accordance with the proxy returned by him or her to the Fund. Upon a participant's written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full (but not fractional) Shares the Agent holds for the participant.

The Agent will confirm to each participant each acquisition for his or her account as soon as practicable but not later than 60 days after the date thereof. Although a participant may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, distributions on fractional Shares will be credited to participants' accounts. In the event of a termination of a participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

Any stock dividends distributed by the Fund on Shares held by the Agent for a participant will be credited to the participant's account. If the Fund makes available to a participant the right to purchase additional Shares or other securities, such as the Offer, the Shares held for a participant in the Plan will be added to other Shares held by the participant in calculating the number of Rights to be issued to such participant. The Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged a pro rata share of brokerage commissions on all open market purchases. Each participant may terminate his or her account under the Plan by notifying the Agent in writing. A termination will be effective immediately if notice is received by the Agent at any time prior to any distribution record date; otherwise such termination will be effective, with respect to any subsequent distribution, on the first trading day after a distribution paid for the record date has been credited to the participant's account. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the participant under the Plan and cash adjustment for any fraction to be delivered to him or her.

The terms and conditions of the Plan may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to the participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of such participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in the Agent's place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of a successor agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor agent all distributions payable on Shares held in the participant's names or under the Plan for retention or application by such successor agent as provided in these terms and conditions. In the case of participants, such as Intermediaries, that hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the participants as representing the total amount registered in the participant's name and held for the account of beneficial owners who are to participate in the Plan. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                                    TAXATION

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

For a discussion of the federal income tax consequences of the Offer, see "The Offer - Federal Income Tax Consequences to Shareholders."

TAXATION OF THE FUND

The Fund has qualified, and intends to continue to qualify, for treatment as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders in each taxable year.

TAXATION OF THE SHAREHOLDERS

     Dividends and other Distributions. Dividends the Fund pays to you from its investment company taxable income are taxable as ordinary income (at federal income tax rates up to 35%), except that Fund dividends attributable to " qualified dividend income" (i.e., dividends received on the stock of domestic corporations and certain foreign corporations -- generally, foreign corporations incorporated in a U.S. possession, eligible for the benefits of certain comprehensive income tax treaties with the United States or the stock of which is readily tradable on an established securities market in the United States -- with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) ("QDI") generally are subject to a 15% maximum federal income tax rate, enacted by the 2003 Act, for individual shareholders who satisfy those restrictions with respect to the Shares on which the Fund dividends were paid. A portion of the Fund's dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that any significant part of the Fund's dividends will qualify for the 15% maximum tax rate or the dividends-received deduction.

Distributions to you of the Fund's net capital gain are taxable as long-term capital gains, regardless of how long you have held your Shares and whether paid in cash or reinvested in additional Shares. Those distributions also are subject to a 15% maximum federal income tax rate for individual shareholders (as a result of enactment of the 2003 Act) to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

Distributions in excess of the Fund's earnings and profits first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the Shares are held as capital assets). For corporate taxpayers, distributions of both income and net capital gain are taxed at a maximum rate of 35%.

Income dividends (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities are subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of this tax.

     Sale or Exchange of Shares. Any capital gain an individual shareholder recognizes on a sale or exchange before December 31, 2008, of his or her Shares that have been held for more than one year will qualify for the 15% maximum rate enacted by the 2003 Act. That act did not change the tax rate on short-term capital gains (gains from the sale or exchange of capital assets held for one year or less), which will continue to be taxed at the ordinary income rate. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the sale or exchange date and instead will increase the basis in the newly purchased Shares.

If Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if you purchase Shares shortly before the record date therefor, you will pay full price for the Shares and receive some portion of the price back as a taxable distribution even though it represents in part a return of invested capital.

     Backup Withholding. The Fund must withhold and remit to the U.S. Treasury 28% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the "TIN" furnished to the Fund is correct or who furnishes an incorrect TIN (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of a failure to properly report dividend or interest income on a federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner's federal income tax return.

GENERAL

The foregoing discussion is a brief summary of certain federal income tax considerations affecting the Fund and its shareholders under the law in effect on the date hereof (which is subject to change, even retroactively) and is not intended as tax advice. See the SAI for a further discussion thereof. The Fund's income dividends and capital gain distributions, and gains a shareholder recognizes on the sale or exchange of Shares, also may be subject to state and local taxes. Investors are urged to consult their own tax advisers regarding specific questions about other federal (including the alternative minimum tax), and state, local or foreign, tax consequences to them of investing in Shares.

                                  CAPITAL STOCK

The Fund commenced operations as a diversified, closed-end management investment company on February 7, 1997. Prior to that date, the Fund was a diversified series of shares designated Bull & Bear Global Income Fund (and prior to October 29, 1992 and since September 1, 1983, Bull & Bear High Yield Fund) of Bull & Bear Funds II, Inc., an open-end management investment company organized in 1974 and operating under the name Bull & Bear Incorporated until October 29, 1993. The Fund concluded a rights offering in June 1998. Shareholders approved a change in classification of the Fund from a diversified investment company to a non-diversified investment company on January 10, 2001.

The Fund is authorized to issue up to twenty million (20,000,000) shares ($.01 par value). The Board can reclassify unissued shares as preferred stock with such terms and conditions as determined by the Board. The following description relates to the issued and outstanding shares of common stock of the Fund and is subject to the terms and conditions of any such preferred stock, if and when issued. The Fund's stock is fully paid and non-assessable. In case of dissolution or other liquidation of the Fund, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders vote for Directors with each share entitled to one vote. Each share of common stock entitles the holder to one vote for all purposes. Shares have no preemptive rights.

Set forth below is information with respect to the common stock as of March 31, 2004:

                                Amount Held by Fund
     Amount Authorized          For Its Own Account           Amount Outstanding
     ---------------------------------------------------------------------------
     20,000,000 Shares               0 Shares                     5,585,010

The number of Shares outstanding as of March 31, 2004, adjusted to give effect to the issuance of all the Shares pursuant to the Offer, including up to 25% of the Shares available for issuance pursuant to the Over-Subscription Privilege, would be 7,330,325.

The Fund's Shares are listed and traded on the AMEX. The following table sets forth for the quarters indicated the high and low sales prices on the AMEX per Share and the NAV and the % premium or discount from NAV at which the Shares were trading, expressed as a percentage of NAV, at each of the high and low sales prices provided.

                          Quarterly Market Price High per Share and           Quarterly Market Price Low per Share and
                       Related NAV, and % Discount (-)or / Premium (+)     Related NAV, and % Discount (-)or / Premium (+)
--------------------------------------------------------------------------------------------------------------------------
                                                        Discount (-)                                        Discount (-)
Quarter Ended            Market           NAV        or / Premium (+)        Market          NAV          or / Premium (+)
--------------------------------------------------------------------------------------------------------------------------
March 31, 2002            $5.45         $5.47            -0.37%               $4.87         $5.44            -10.48%
June 30, 2002              5.54          5.32             4.14                 4.91          5.18             -5.21
September 30, 2002         4.98          5.19            -4.05                 4.62          5.13             -9.94
December 31, 2002          4.90          5.02            -2.39                 4.50          4.96             -9.27
March 31, 2003             5.00          5.05            -0.99                 4.72          5.01             -5.79
June 30, 2003              5.22          5.22             0.00                 4.74          4.92             -3.66
September 30, 2003         4.95          5.10            -2.94                 4.55          4.95             -8.08
December 31, 2003          5.01          5.16            -2.91                 4.60          4.98             -7.63
March 31, 2004             5.09          5.24            -2.86                 4.86          5.16             -5.81

At the close of business on May 11, 2004 (when the Offer was announced and the day prior to the date of this Prospectus), the NAV per Share was $4.85 and the last reported sale price of a Share on the AMEX was $4.45, representing a 8.25% discount to NAV. As generally evidenced by the above table, historically the Shares have traded at less than NAV.

               ANTI-TAKEOVER PROVISIONS OF THE GOVERNING DOCUMENTS

The Fund's Board has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its shareholders. Accordingly, the Fund currently has provisions in its Governing Documents which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more dif-ficult for non-incumbents to gain control of the Board. In July 2003, the Fund's Board amended and restated the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL"). The Board also adopted a Conflict of Interest and Corporate Opportunities Policy applicable to its Independent Directors. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund.

The following is a summary of the amendments to the Bylaws which are set forth in the Amended and Restated Bylaws as of July 8, 2003, and the election to be subject to various provisions of the MGCL, effective on July 15, 2003, pursuant to Articles Supplementary (the "Articles Supplementary"). This summary is qualified in its entirety by reference to the complete Amended and Restated Bylaws. Among other things, the Bylaw amendments:

1. Establish procedures for shareholder-requested special meetings, including procedures for setting the record date for the shareholders making the request, the record date for the meeting and the time, place and date of the meeting. Consistent with the MGCL, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed to be acted on at the meeting.

2. Provide that the Board may appoint the chair of the meeting of shareholders and provide for chairmanship in the absence of such an appointment. The amendments provide that the chair of the meeting establishes the rules for conduct of the meeting, and vests the chair with power to adjourn the meeting.

3. Enhance already existing Bylaw provisions that require a shareholder to give written advance notice and other information to the Fund of the shareholder's nominees for directors and other proposals for business at shareholder meetings.

4. Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act, which provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, and officers and directors that are employees of the Fund. Generally, control shares are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power. This limitation does not apply to matters for which the 1940 Act requires the vote of a majority of the Fund's outstanding voting securities (as defined in that Act) or to holders whose acquisition of control shares was approved prior to acquisition by a majority of the Continuing Directors (as defined in the Charter). The Continuing Directors have approved the acquisition of control shares, not to exceed 25% of the outstanding shares of the Fund, by the Investment Manager and its affiliates.

5. Establish qualifications for Fund directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as directors of the Fund. They also require incumbent directors and nominees to comply with the Fund's Conflict of Interest and Corporate Opportunities Policy. One of the qualification options includes service as a current director of the Fund.

6. Provide that, subject to the requirements of the 1940 Act, any director vacancy shall be filled for the remainder of the term by the affirmative vote of a majority of the members of a committee consisting of Continuing Directors in accordance with the Charter.

7. Require that certain proposed advisory, sub-advisory, or management contracts with an affiliate of current and certain former independent Fund directors be approved by 75% of the Fund's independent directors who are not so affiliated. If such a contract or similar contracts are approved, the Bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund to commence a tender offer to the fullest extent permitted by applicable law, for at least 50 percent of its outstanding Shares at a price of at least 98% of the Fund's per Share NAV.

8. Provide that a director who is an affiliated person (as such term is defined by Section 2(a)(3) of the 1940 Act) of a holder of more than 5% of the outstanding Shares of the Fund shall not be entitled to fees or expenses arising out of his or her service as a director of the Fund.

                 CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING
                               AGENT AND REGISTRAR

State Street Bank and Trust Company (the "Custodian"), located at 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the Custodian of the Fund's assets pursuant to a custody agreement. American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, NY 10038, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for Shares of the Fund.

                                  LEGAL MATTERS

Certain legal matters will be passed on by The Law Offices of Stephanie A. Djinis, McLean, VA, counsel to the Fund in connection with the Offering. Certain tax matters will be passed on by Kirkpatrick & Lockhart LLP, Washington, D.C., special tax counsel to the Fund.

                                     EXPERTS

The financial statements of the Fund as of December 31, 2003 have been incorporated by reference into the SAI in reliance on the report of Tait, Weller & Baker, independent accountants, given on the authority of that firm as experts in accounting and auditing. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103.

                               FURTHER INFORMATION

The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the SEC's Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, NY 10279. The Shares are listed on the AMEX.

     . No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus.

     . If given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Fund's Investment Manager.

     . This Prospectus is not an offer to sell or the solicitation of an offer to buy any security other than the Shares offered by this prospectus, nor is it an offer to sell or the solicitation of an offer to buy Shares by anyone in any jurisdiction in which such offer or solicitation would be unlawful.

     . Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts as stated in the Prospectus or in the affairs of the Fund since the date of this Prospectus.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

   The Fund's Investment Program .......................................   2
   Investment Restrictions .............................................  11
   The Investment Company Complex ......................................  12
   Officers and Directors ..............................................  12
   Proxy Voting ........................................................  15
   Investment Manager ..................................................  16
   Investment Management Agreement .....................................  16
   Determination of Net Asset Value ....................................  17
   Allocation of Brokerage .............................................  18
   Taxes ...............................................................  18
   Reports to Shareholders .............................................  22
   Custodian and Transfer Agent ........................................  22
   Auditors ............................................................  22
   Financial Statements ................................................  22
   Appendix A - Descriptions of Securities Ratings .....................  23
   Appendix B - Amended Proxy Voting Policies and Procedures ...........  26

                                                          American Stock
GLOBAL INCOME FUND                                        Exchange Symbol: GIF
--------------------------------------------------------------------------------

11 Hanover Square, New York, NY 10005

              5,585,010 RIGHTS FOR 1,396,252 SHARES OF COMMON STOCK

                                   PROSPECTUS

                                  May 12, 2004

                            GLOBAL INCOME FUND, INC.

                                11 Hanover Square
                               New York, NY 10005
                                 1-212-344-6310

                       STATEMENT OF ADDITIONAL INFORMATION
                               dated May 12, 2004


     Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company organized as a Maryland corporation. This Statement of Additional Information (the "SAI") regarding the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus dated May 12, 2004 (the "Prospectus"). The Prospectus is available without charge upon written request to the Fund at 11 Hanover Square, New York, NY 10005, or by calling 1-212-344-6310.

                                TABLE OF CONTENTS


THE FUND'S INVESTMENT PROGRAM..................................................2
INVESTMENT RESTRICTIONS.......................................................11
THE INVESTMENT COMPANY COMPLEX................................................12
OFFICERS AND DIRECTORS........................................................12
PROXY VOTING..................................................................15
INVESTMENT MANAGER............................................................16
INVESTMENT MANAGEMENT AGREEMENT...............................................16
DETERMINATION OF NET ASSET VALUE..............................................17
ALLOCATION OF BROKERAGE.......................................................18
TAXES.........................................................................18
REPORTS TO SHAREHOLDERS.......................................................22
CUSTODIAN AND TRANSFER AGENT..................................................22
AUDITORS......................................................................22
FINANCIAL STATEMENTS..........................................................22
APPENDIX A -- Description of Securities Ratings...............................23
APPENDIX B -- Amended Proxy Voting Policies and Procedures....................26

                          THE FUND'S INVESTMENT PROGRAM

     The following information supplements the information concerning the investment objectives, policies and limitations of the Fund found in the Prospectus.

LOAN PARTICIPATIONS

     The Fund may invest in loan participations in which it purchases from a lender a portion of a larger loan to a U.S. or foreign private or governmental entity. The Fund receives a portion of the amount due the lender, except for any servicing fees received by the lender. Investing in loan participations may enable the Fund to obtain undivided interests in loans that CEF Advisers, Inc. (the "Investment Manager") considers attractive but that would not be available to the Fund otherwise. Although normally available without recourse to the lender, such loans may be backed by a letter of credit and may include the right to demand accelerated payment of principal and interest. Loan participations may be subject to credit risks of the borrower, the lender or both. Loans to foreign borrowers may involve risks not typically associated with domestic investments. Investments in loan participations may be highly illiquid. The Fund has no current intention to engage in loan participations in excess of 5% of its total net assets.

SHORT SALES

     The Fund may engage in short sales transactions under which it sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of a short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the broker as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short or (b) otherwise cover the Fund's short position.

ZERO COUPON, OTHER ORIGINAL ISSUE DISCOUNT ("OID") AND PAYMENT-IN-KIND
SECURITIES

     The Fund may invest in zero coupon and other securities issued with OID (the difference between the issue price and the stated redemption price at maturity). Zero coupon securities are securities on which no periodic interest payments are made, whereas other securities that are sold with OID may provide for some interest to be paid prior to maturity, and such securities are sold and trade at a discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations or coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately. Payment-in-kind securities have some characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

     As a holder of zero coupon or other OID securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. See "Taxes," below.

     Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable securities that make current distributions of interest in cash.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

     Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the Prospectus, the Fund may engage in certain options strategies to attempt to enhance return by speculation or for hedging purposes. The Investment Manager also may use securities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes, to enhance returns by speculation or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Fund to govern investment in these instruments, its use of options, forward currency contracts and futures is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

     In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available should the Investment Manager develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and permitted by the applicable regulatory authorities.

     Cover for Options, Futures and Forward Currency Contract Strategies. The Fund will comply with SEC guidelines regarding cover for these instruments, and will, if the guidelines so require, (1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) enter into an offsetting ("covered") position in securities, currencies or other options or futures contracts. Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.

     Option Income and Hedging Strategies. The Fund may purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currencies underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

     The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. A put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities, and, therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

     The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option's exercise price, and the option is exercised, the Fund would be obligated to sell the security at less than its market value. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

     The Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

     The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If a put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

     The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call . The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such a case, the Fund will set aside cash or liquid assets equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

     Foreign Currency Options and Related Risks. The Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. The Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

     In considering the use of options to enhance returns by speculation or to hedge the Fund's portfolio, particular note should be taken of the following:

     (a) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

     (b) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

     (c) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund's having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, it may not sell the underlying securities or currency (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     (d) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, it will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

     (e) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire) or to enhance returns by speculation. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the Fund's effective duration, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the Fund's effective duration, the Fund may buy a futures contract or a call option thereon or sell a put option. Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation. The Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

     The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

     The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write put options on interest rate futures contracts as a hedge or to enhance returns by speculation and may write covered call options on interest rate futures contracts as a hedge against a decline in the price of debt securities held in its portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio and to enhance return by speculation.

     The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

     As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund also may purchase put options on securities index futures contracts as part of an attempt to seek capital gain by speculation. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund as part of an attempt to seek capital gain by speculation.

     The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currencies in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency or to enhance return by speculation. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance return by speculation. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

     The Fund may also purchase these instruments to enhance income or return by speculation, for example, by writing options on futures contracts. In addition, the Fund can use these instruments to change its exposure to securities, or interest or foreign currency exchange rate changes, for example, by changing the Fund's exposure from one foreign currency exchange rate to another.

     The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it appears to be more advantageous to the Fund to do so as compared to purchasing the futures contract.

     The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract at the same exercise price. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing. The Fund would enter into a short straddle when it believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

     Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, it would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

     (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of a securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

     (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

     (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or currencies being hedged.

     (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

     Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

     Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not.

     Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which such payments are made or received.

     The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract requiring the Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements. Under such an agreement, the Fund sells an underlying security to a creditworthy securities dealer or bank and agrees to repurchase it at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and involve leveraging, which is speculative and increases both investment opportunity and investment risk. When the Fund enters into a reverse repurchase agreement, it will set aside cash or liquid securities the value of which is marked to market daily with a market value at least equal to the repurchase price. If necessary, additional assets will be set aside daily so that the value of the cash or liquid securities set aside will not be less than the amount of the Fund's purchase commitment. Such agreements are subject to the risk that the benefit of purchasing a security with the proceeds of the sale by the Fund will be less than the cost to the Fund of transacting the reverse repurchase agreement. Such agreements will be entered into when, in the judgment of the Investment Manager, the risk is justified by the potential advantage of total return.

LENDING

     The Fund may lend portfolio securities or other assets for a fee to other parties. The loan would be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Including such collateral as part of the Fund's total assets, the securities on loans will not exceed one-third of its total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be of good standing. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.


                             INVESTMENT RESTRICTIONS

     The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(b) more than 50% of the outstanding voting securities of the Fund. Except for investment restriction No. 6 appearing below, any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, the Fund. The Fund may not:

(1) Purchase a security, if as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate);

(3) Invest in commodities or commodities futures contracts, although it may enter into financial and foreign currency futures contracts and options thereon, options on foreign currencies, and forward contracts on foreign currencies;

(4)  Lend its assets, except as permitted by applicable law;

(5) Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund's authorized investments; or

(6) Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (including borrowing money), except as permitted by applicable law.

     With respect to (4) above, the Fund may lend its portfolio securities, enter into repurchase agreements and invest in loan assignments and participation interests and debt obligations (none of which would be considered loans for the purpose of this restriction). Also with respect to (4) above, the Fund will not lend more than 1/3rd of its total assets. With respect to (6) above, the 1940 Act currently requires that the Fund maintain 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets, and that the Fund maintain 200% asset coverage with respect to any class of preferred stock it offers. The Fund, notwithstanding any other investment policy or restriction (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund.

     Pursuant to the rules of the American Stock Exchange ("AMEX"), the Fund will issue a press release to shareholders disclosing any change in the Fund's non-fundamental secondary investment objective, so long as the Fund is subject to the rules of the AMEX.

                         THE INVESTMENT COMPANY COMPLEX

     The investment companies in the Winmill & Co. Incorporated ("WCI") ("Investment Company Complex") are:

               Global Income Fund, Inc.
               Foxby Corp.
               Midas Dollar Reserves, Inc.
               Midas Fund, Inc.
               Midas Special Equities Fund, Inc.

                             OFFICERS AND DIRECTORS

     The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: CEF Advisers, Inc., the Investment Manager; Unified Fund Services, Inc., net asset value accounting; Tait, Weller & Baker, independent accountants; American Stock Transfer & Trust Company, transfer agent and registrar, Subscription Agent for the rights offering, and agent for the Fund's Dividend Reinvestment Plan; and, State Street Bank & Trust Co., Custodian.

     The directors who are not interested persons of the Investment Manager as defined in section 2(a)(19) of the 1940 Act ("Independent Directors") are also members of the Audit Committee of the Board, which meets twice a year. The Audit Committee members are James E. Hunt, David R. Stack and Peter K. Werner, consisting of all of the Independent Directors. The function of the Audit Committee is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an Executive Committee comprised of one member, Thomas B. Winmill, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Fund has a committee of Continuing Directors to take such actions as are required by the Charter and Bylaws of the Fund. The Fund has no standing nominating or compensation committee or any committee performing similar functions.

     The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year.

     The Directors of the Fund, their respective offices, ages and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of record of each is 11 Hanover Square, New York, NY 10005.


---------------------------- -------------------------- -------------------------- --------------------------
      Name, Principal             Director Since         Number of Portfolios in   Other Directorships held
   Occupation, Business                                    Investment Company            by Director**
 Experience for Past Five                                  Complex Overseen by
      Years, and Age                                            Director
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Independent Directors:
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
JAMES E. HUNT - He is a                2004                         5                          0
Managing Director of Hunt
Howe Partners LLC
executive recruiting
consultants. His address
is One Dag Hammarskjold
Plaza, New York, NY
10017.  He is 73 years
old.

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
PETER K. WERNER - Since                1997                         2                          0
1996 he has taught and
directed many programs at
The Governor Dummer
Academy.  Previously, he
was Vice President of
Money Market Trading at
Lehman Brothers.  He is 46
years old.

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
DAVID R. STACK - He is a               2002                         2                          0
partner with the law firm
of McLaughlin & Stern,
LLP.  He is 47 years old.

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Interested Directors:
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
BASSETT S. WINMILL* -                  1997                         1              Winmill & Co.
Chairman of the Board.  He                                                         Incorporated, Bexil
is also Chairman of the                                                            Corporation, Tuxis
Board of certain Funds in                                                          Corporation
the Investment Company
Complex, the Investment
Manager, and WCI. He is a
member of the New York
Society of Security
Analysts, the Association
for Investment Management
and Research, and the
International Society of
Financial Analysts.  He is
73 years old.
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
THOMAS B. WINMILL, ESQ.* -             1997                         5              Winmill & Co.
President, Chief Executive                                                         Incorporated, Bexil
Officer, and General                                                               Corporation, Tuxis
Counsel.  He is also                                                               Corporation, Golden
President, Chief Executive                                                         Cycle Gold Corporation
Officer, and General
Counsel of the Funds in
the Investment Company
Complex. He is also
President of the
Investment Manager and
WCI.  He is a member of
the New York State Bar and
the SEC Rules Committee of
the Investment Company
Institute.  He is 44 years
old.

---------------------------- -------------------------- -------------------------- --------------------------

     * Bassett S. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager. Bassett S. Winmill, Chairman of the Board of the Fund, is the father of Thomas B. Winmill, the President, Chief Executive Officer and General Counsel of the Fund.

     ** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

     The executive officers of the Fund each serve at the pleasure of the Board of Directors. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005. The executive officers of the Fund, other than those who serve as Directors, and their relevant biographical information are set forth below:

     WILLIAM G. VOHRER - Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He also is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the other investment companies in the Investment Company Complex, the Investment Manager and WCI and its affiliates. From 1999-2001, he consulted on accounting matters. Prior to 1999, he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican securities broker/dealer. He was born on August 17, 1950.

     MARION E. MORRIS - Senior Vice President. She is also a Senior Vice President of the other investment companies in the Investment Company Complex, the Investment Manager and WCI and its affiliates. She is Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager. From 1997 to 2000, she acted as general manager of Michael Trapp, a landscape designer. Previously, she served as Vice President of Salomon Brothers, The First Boston Corporation, and Cantor Fitzgerald. She was born on June 17, 1945.

     MONICA PELAEZ - Vice President, Secretary, Associate General Counsel and Chief Compliance Officer. She also is Vice President, Secretary, Associate General Counsel and Chief Compliance Officer of the other investment companies in the Investment Company Complex, the Investment Company Complex, the Investment Manager, and WCI and its affiliates. Previously, she was Special Assistant Corporation Counsel to New York City Administration for Children's Services from 1998 to 2000. She earned her Juris Doctor from St. John's University School of Law in 1997. She is a member of the New York State Bar. She was born on November 5, 1971.

     To the knowledge of the Fund's management, as of May 24, 2004, no shareholder beneficially owned 5% or more of the outstanding shares of the Fund.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director of the Fund and, on an aggregate basis, the Investment Company Complex as of May 24, 2004.


                                                                           Aggregate Dollar Range of Equity
                                                                             Securities in All Registered
                                                                           Investment Companies Overseen by
                                             Dollar Range of                  Director in the Family of
    Name of Director                   Equity Securities in the Fund            Investment Companies

Independent Directors:
James E. Hunt                                        $0                            $10,001-$50,000
Peter K. Werner                                   $1-$10,000                          $1-$10,000
David R. Stack                                       None                             $1-$10,000

Interested Directors:

Bassett S. Winmill                             $10,001-$50,000                      over $100,000
Thomas B. Winmill                                 $1-$10,000                        over $100,000

     As of December 31, 2003, no Independent Director owned beneficially or of record any securities in the Fund's Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager. As of February 14, 2004, the Fund's directors and officers, as a group, owned less than 1% of the Fund's outstanding common stock.

     Currently, the Fund pays its Directors who are not "interested persons" or affiliated with the Investment Manager an annual retainer of $2,000 and a per meeting fee of $2,500, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had seven Board meetings, two audit committee meetings, two meetings of a special committee to consider amending the Fund's by-laws; three meetings of the rights offering committee and no executive committee meetings during the Fund's most recently completed fiscal year ended December 31, 2003. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

..........The aggregate amount of compensation paid to each Director by the Fund and by the other investment companies in the Investment Company Complex for which such Director was a board member (the number of which is set forth in parenthesis next to the Director's name) for the year ended December 31, 2003, is as follows:


                                                  Aggregate                    Total Compensation
  Name of Director (Current Total                Compensation             from the Fund and Investment
  Number of Investment Companies)*               from the Fund             Company Complex  Directors

Independent Directors:
James E. Hunt (2)                                    $ 0                            $15,500
David R. Stack (2)                                 $13,625                          $17,250
Peter K. Werner (2)                                $13,625                          $17,250

Interested Directors:

Bassett S. Winmill (1)                               $ 0                              $ 0
Thomas B. Winmill (5)                                $ 0                              $ 0

* As of December 31, 2003, there were two investment companies managed by the Investment Manager.

                                  PROXY VOTING

     The Fund's Board of Directors has delegated the Fund's obligation to vote proxies, as described in the Fund's proxy voting policies and procedures, to an independent third party voting service. The Fund has retained the right to override the delegation to the independent third party voting service on a case by case basis. With respect to a vote upon which the Fund overrides the third party voting service delegation, to the extent that such vote presents a conflict of interest with management, the Fund will disclose such conflict to, and obtain consent from, the Fund's Independent Directors or a committee thereof, prior to voting. With respect to a vote upon which the Fund overrides the third party voting service delegation that vote does not present a conflict of interest with management, the Fund will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this SAI as Appendix B. The Fund's Policies also are available, without charge, by calling the Fund at 1-212-344-6310 and on the Fund's website at http://www.globalincomefund.net.

     In addition, for the one year period that will end June 30, 2004, the Fund will make available information regarding how the Fund voted proxies relating to its portfolio securities to shareholders without charge, upon request by calling the Fund at 1-212-344-6310 and on the SEC's website at http://www.sec.gov.

                               INVESTMENT MANAGER

     The Investment Manager, a registered investment adviser, acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager is a wholly owned subsidiary of WCI. WCI's other principal subsidiaries include Midas Management Corporation, a registered investment adviser and Investor Service Center, Inc., a registered broker-dealer. WCI's corporate affiliates also include Bexil Corporation and Tuxis Corporation. The Fund and the other investment companies in the Investment Company Complex had net assets in excess of approximately $ 132 million as of January 31, 2004.

     WCI is a publicly owned company whose securities are listed on the NASDAQ Stock Market. Bassett S. Winmill, an affiliated person of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, of the Investment Manager.

     The Fund and the Investment Manager each has adopted a code of ethics (the "Code of Ethics") that permits its personnel, subject to the Code of Ethics, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Fund. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.

                         INVESTMENT MANAGEMENT AGREEMENT

     Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of Independent Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.

     As compensation for its services to the Fund, the Investment Manager receives an investment management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid to the Investment Manager investment management fees of $208,607, $197,320, and $192,626, respectively.

     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the Fund's account and the Investment Manager's costs to render such services shall be reimbursed by the Fund subject to examination by those Directors of the Fund who are not "interested persons" of the Investment Manager or any affiliate thereof. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund reimbursed the Investment Manager $29,045, $39,677 and $56,540, respectively, for such services.

     The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     In considering approval of the continuance of the Investment Management Agreement, the Directors reviewed, among other things, the expenses incurred by the Investment Manager in managing the Fund, the quality of the service provided by, and the investment performance of the Fund under the direction of the Investment Manager and the personnel that had been performing such services. The directors also considered the following factors: (1) the nature, quality and scope of services provided by the Investment Manager to the Fund; (2) the Investment Manager's capacity to continue to provide the advisory services currently being performed and other factors which would affect positively or negatively the continuation of those services; (3) the fairness of the contract terms; (4) the extent to which economies of scale, if available, have been taken into account in setting the fee schedule; (5) the existence of any potential direct or indirect benefit that the Investment Manager might receive from its management of the Fund; (6) the comparison of the advisory fees to those of similar funds; and (7) the profitability of investment advisory business and related revenues to the Investment Manager. In continuing the Fund's Investment Management Agreement, the Board considered the overall level of services provided by the Investment Manager, as well as the potential indirect or direct benefits that the Investment Manager might receive from managing the Fund, including the provision of certain administrative services by the Investment Manager at cost.

     The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Directors or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund's shares will normally be calculated (a) no less frequently than weekly, (b) on the last business day of each month and (c) at any other time determined by the Board of Directors. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities) by the total number of shares of its common stock outstanding. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system that takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors.

     Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market, and any change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and other distributions to shareholders are recorded on the ex-distribution date. In preparing financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Foreign securities, if any, are valued at the price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at prevailing exchange rates. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors.

                             ALLOCATION OF BROKERAGE

     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities through brokers generally include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

     The Investment Manager directs portfolio transactions to broker/dealers who provide research and other services in the execution of orders. There is no certainty that the services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from broker/dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid $7,845, $0 and $795, respectively, in brokerage commissions to broker/dealers who provided research and other services.

     Investment decisions for the Fund and for other funds managed by the Investment Manager or its affiliates are made independently based on each fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each fund. While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

                                      TAXES

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must satisfy certain specific requirements, including the following:

     1) The Fund must distribute to its shareholders for each taxable year at least 90% of its "investment company taxable income" ("Distribution Requirement"). That income generally consists of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid;

     2) At least 90% of the Fund's gross income each taxable year must be derived from investment-type income - specifically, dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) the Fund derives with respect to its business of investing in securities or those currencies ("Income Requirement"); and

     3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

In any year during which the Fund so qualifies, it will not be liable for federal income tax on its (a) investment company taxable income or (b) net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by any capital loss carryovers from prior years, that it distributes to its shareholders.

     If the Fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) its shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits, which dividends would be taxable as ordinary income (or, if they are "qualified dividend income" as described in the Prospectus ("QDI"), at the capital gain rate, which is a maximum of 15% for individual shareholders) and would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the one-year period ending on October 31 of that year and (3) generally, income and gain not distributed or not subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC and minimize the imposition of federal income and excise taxes.

     Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts that the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

     Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies), (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Offsetting positions the Fund enters into or holds in any actively traded security, option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles." Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

     When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

     If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on any payment-in-kind securities in which it invests. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     Interest and dividends the Fund receives may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations (which has not occurred in the past), it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat the shareholder's share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions if it makes this election.

     Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held Fund shares for 16 days or more during the 30-day period beginning 15 days before the ex-distribution date, which period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends the Fund paid to them are effectively connected with a U.S. trade or business.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive income or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "QDI."

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market, " in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     The foregoing discussion is a brief summary of certain federal income tax considerations affecting the Fund and its shareholders under the law in effect on the date hereof (which is subject to change, even retroactively) and is not intended as tax advice. The Fund may be subject to state, local or foreign tax in jurisdictions in which it may be deemed to be doing business, and its income dividends and capital gain distributions, and gains a shareholder recognizes on the sale or exchange of Fund shares, also may be subject to state and local taxes. Investors are urged to consult their own tax advisers regarding specific questions about other federal (including the alternative minimum tax), and state, local or foreign, tax consequences to them of investing in Fund shares.

                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments it held and statements of its assets and liabilities, income and expense and changes in its net assets. The Fund's fiscal year ends on December 31.

                          CUSTODIAN AND TRANSFER AGENT

     State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 ("Custodian"), acts as custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also provides certain credit facilities to the Fund. As part of its agreement with the Fund, the Custodian also may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. Unified Funds Services provides net asset value accounting to the Fund.

     American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, NY--10038, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for shares of the Fund.

                                    AUDITORS

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements in the Annual Report for the fiscal year ended December 31, 2003 (the "Report"), which accompanies this SAI or has previously been provided to the person to whom the Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to shareholders included therein. The Fund will furnish, without charge, a copy of the Report upon request at 11 Hanover Square, New York, NY 10005, 1-212-344-6310.

                 APPENDIX A - Description of Securities Ratings

S&P RATINGS

Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S RATINGS

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     o    Leading market positions in well established industries.
     o    High rates of return on funds employed.
     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

            APPENDIX B - Amended Proxy Voting Policies and Procedures

Global Income Fund, Inc.

Global Income Fund, Inc.(the "Fund") delegates the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS (see attached) are incorporated by reference herein as the Fund's proxy voting policies and procedures, as supplemented by the terms hereof. The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser or any affiliated person of the Fund's Investment Manager, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors (1), or a committee thereof, prior to voting the proxy.





         January 1, 2004

--------
1 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

ADDENDUM -
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

BOARD AND GOVERNANCE ISSUES

     Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

     Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

     Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

     Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

     Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

     Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

     Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

     Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

     Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

     Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

     Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

     Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

     Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

     Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

     Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

     Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

     Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

     Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

     Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

     Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

     Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

     Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

     Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

     Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

     Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

     Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.

January 1, 2004

ISS Proxy Voting Guidelines

Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



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Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who: o Attend less than 75 percent of the board and committee meetings without a valid excuse o Implement or renew a dead-hand or modified dead-hand poison pill o Ignore a shareholder proposal that is approved by a majority of the shares outstanding o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years o Failed to act on takeover offers where the majority of the shareholders tendered their shares o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees o Are audit committee members and the non-audit fees paid to the auditor are excessive.
o Are inside directors or affiliated outside directors and the full board is less than majority independent o Sit on more than six boards
o Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation). In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications




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Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following: Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties o Two-thirds independent board o All- independent key committees o Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry o Management's track record o Background to the proxy contest
o Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors



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of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: o Purchase price o Fairness opinion o Financial and strategic benefits
o How the deal was negotiated o Conflicts of interest o Other alternatives for the business o Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: o Impact on the balance sheet/working capital o Potential elimination of diseconomies o Anticipated financial and operating benefits o Anticipated use of funds o Value received for the asset o Fairness opinion o How the deal was negotiated o Conflicts of interest.




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Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY- CASE basis, taking into consideration the following: o Dilution to existing shareholders' position o Terms of the offer o Financial issues o Management's efforts to pursue other alternatives o Control issues o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: o The reasons for the change o Any financial or tax benefits o Regulatory benefits
o Increases in capital structure o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk. Liquidations Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: o Prospects of the combined company, anticipated financial and operating benefits



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o Offer price
o Fairness opinion
o How the deal was negotiated o Changes in corporate governance o Change in the capital structure o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: o Tax and regulatory advantages o Planned use of the sale proceeds o Valuation of spinoff o Fairness opinion o Benefits to the parent company o Conflicts of interest o Managerial incentives o Corporate governance changes o Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail




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Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: o It is intended for financing purposes with minimal or no dilution to current shareholders o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.





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Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), o Cash compensation, and o Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans that do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.




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Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: o Historic trading patterns o Rationale for the repricing o Value-for-value exchange o Option vesting o Term of the option o Exercise price o Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o The number of shares allocated to the plan is ten percent or less of the outstanding shares Vote AGAINST employee stock purchase plans where any of the following apply: o Purchase price is less than 85 percent of fair market value, or o Offering period is greater than 27 months, or o The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options) o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives



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




Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following: o The parachute should be less attractive than an ongoing employment opportunity with the firm o The triggering mechanism should be beyond the control of management o The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), o The availability and feasibility of alternatives to animal testing to ensure product safety, and o The degree that competitors are using animal- free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: o The company has already published a set of animal welfare standards and monitors compliance o The company's standards are comparable to or better than those of peer firms, and o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: o Whether the proposal focuses on a specific drug and region o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending o Whether the company already limits price increases of its products o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries o The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account: o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs o Any voluntary labeling initiatives undertaken or considered by the company.
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients



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from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account: o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees o The company's existing healthcare policies, including benefits and healthcare access for local workers o Company donations to healthcare providers operating in the region Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
o The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations o The company's initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices o Whether the company has adequately disclosed the financial risks of its subprime business o Whether the company has been subject to violations of lending laws or serious lending controversies o Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke: o Whether the company complies with all local ordinances and regulations o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness o The risk of any health-related liabilities.
Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations o Whether the company has gone as far as peers in restricting advertising o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth o Whether restrictions on marketing to youth extend to foreign countries o Cease production of tobacco-related products or avoid selling products to tobacco companies: o The percentage of the company's business affected o The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business. Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account: o Whether there are publicly available environmental impact reports o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills o The current status of legislation regarding drilling in ANWR.




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CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills o Environmentally conscious practices of peer companies, including endorsement of CERES o Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents: o Approximate costs of complying with current or proposed environmental laws o Steps company is taking to reduce greenhouse gasses or other environmental pollutants o Measurements of the company's emissions levels o Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: o The nature of the company's business and the percentage affected o The extent that peer companies are recycling o The timetable prescribed by the proposal o The costs and methods of implementation o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources o The timetable and specific action prescribed by the proposal o The costs of implementation o The company's initiatives to address climate change Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as: o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or o A report based on Global Reporting Initiative (GRI) or similar guidelines.
Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless: o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or o The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance


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Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed o The degree that social performance is used by peer companies in setting pay o Violations or complaints filed against the company relating to the particular social performance measure o Artificial limits sought by the proposal, such as freezing or capping executive pay o Independence of the compensation committee o Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: o The company is in compliance with laws governing corporate political activities, and o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: o The nature and amount of company business in that country o The company's workplace code of conduct o Proprietary and confidential information involved o Company compliance with U.S. regulations on investing in the country o Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent o Agreements with foreign suppliers to meet certain workplace standards o Whether company and vendor facilities are monitored and how o Company participation in fair labor organizations o Type of business o Proportion of business conducted overseas o Countries of operation with known human rights abuses o Whether the company has been recently involved in significant labor and human rights controversies or violations o Peer company standards and practices o Union presence in company's international factories Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations o The company has no recent human rights controversies or violations, or



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o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: o Company compliance with or violations of the Fair Employment Act of 1989 o Company anti-discrimination policies that already exceed the legal requirements o The cost and feasibility of adopting all nine principles o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles) o The potential for charges of reverse discrimination o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted o The level of the company's investment in Northern Ireland o The number of company employees in Northern Ireland o The degree that industry peers have adopted the MacBride Principles o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: o Whether the company has in the past manufactured landmine components o Whether the company's peers have renounced future production Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o What weapons classifications the proponent views as cluster bombs o Whether the company currently or in the past has manufactured cluster bombs or their components o The percentage of revenue derived from cluster bomb manufacturing o Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on: o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption o Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or o The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: o The degree of board diversity o Comparison with peer companies



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o Established process for improving board diversity o Existence of independent nominating committee o Use of outside search firm o History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: o The company has well-documented equal opportunity programs o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has no recent EEO-related violations or litigation. Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: o The composition of senior management and the board is fairly inclusive o The company has well-documented programs addressing diversity initiatives and leadership development o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.



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